                                                        Registration No. 2-99584
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________

                                   FORM N-lA

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 15
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 18
                       __________________________________

                 P L A N  I N V E S T M E N T  F U N D, I N C.
               (Exact Name of Registrant as Specified in Charter)


                   225 North Michigan Avenue
                       Chicago, Illinois                      60601
           (Address of Principal Executive Offices)         (Zip Code)


       Registrant's Telephone Number, including Area Code (312) 297-6372


                                  Copy to:
PHILIP A. GOSS, PRESIDENT         BURTON X. ROSENBERG, ESQ.
225 North Michigan Avenue         Seyfarth, Shaw, Fairweather & Geraldson
Chicago, Illinois 60601           55 E. Monroe Street
(Name and Address of Agent        Chicago, Illinois   60603
for Service)

        It is proposed that this filing will become effective X__ immediately upon filing pursuant to paragraph (b) ___ on (date) pursuant to paragraph (b)
        ___  60 days after filing pursuant to paragraph (a)(1)
        ___  on (date) pursuant to paragraph (a)(1)
        ___ 75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485

        If appropriate, check the following:
        ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
________________________________________________________________________________

                             CROSS-REFERENCE SHEET
                           (as required by Rule 495)


N-1A Item No.                              Location
-------------                              ---------

PART A                                     PROSPECTUS

         Item 1.   Cover Page              Cover Page

         Item 2.   Synopsis                Prospectus Summary and
                                           Introduction; Portfolio
                                           Fee Tables

         Item 3.   Condensed Financial     Financial Highlights
                   Information

         Item 4.   General Description     Cover Page; Investment
                   of Registrant           Objectives and Policies; Description
                                           of Participation Certificates

         Item 5.   Management of the Fund  Management of the Investment Company

         Item 5A.  Management's            Financial Highlights
                   Discussion of
                   Fund Performance

         Item 6.   Capital Stock and       Dividends; Taxes;
                   Other Securities        Management of the Investment Company;
                                           Description of Participation
                                           Certificates; Performance
                                           Information; General Information

         Item 7.   Purchase of Securities  Purchase and Redemption of
                   Being Offered           Participation Certificates;
                                           Management of the Investment Company;
                                           Net Asset Value

         Item 8.   Redemption or           Purchase and Redemption of
                   Repurchase              Participation Certificates; Net
                                           Asset Value

         Item 9.   Legal Proceedings       Not Applicable

N-lA Item No.                             Location
-------------                             --------

PART B                                    STATEMENT OF ADDITIONAL
                                          INFORMATION

         Item 10.  Cover Page             Cover Page

         Item 11.  Table of Contents      Table of Contents

         Item 12.  General Information    See Prospectus --
                   and History            "Description of Participation
                                          Certificates"

         Item 13.  Investment Objectives  Investment Objectives and
                   and Policies           Policies

         Item 14.  Management of the      Management of the Investment
                   Fund                   Company

         Item 15.  Control Persons and    Additional Description
                   Principal Holders of   Concerning Investment
                   Securities             Company Participation Certificates

         Item 16.  Investment Advisory    Management of the Investment
                   and Other Services     Company; See Prospectus --
                                          "Management of the Investment
                                          Company"

         Item 17.  Broker Allocation      Investment Objectives and
                   and Other Practices    Policies

         Item 18.  Capital Stock and      Additional Information
                   Other Securities       Concerning Investment Company
                                          Participation Certificates;
                                          Miscellaneous; See Prospectus --
                                          "Dividends", "Taxes" and "Description
                                          of Participation Certificates"

         Item 19.  Purchase, Redemption   Additional Purchase and
                   and Pricing of         Redemption Information
                   Securities Being
                   Offered

         Item 20.  Tax Status             Additional Information Concerning
                                          Taxes; See Prospectus -- "Dividends"
                                          and "Taxes"

         Item 21.  Underwriters           Not Applicable

N-1A Item No.                              Location
-------------                              --------


          Item 22.  Calculation of         Performance Information
                    Performance Data

          Item 23.  Report of Independent  Report of Independent
                    Certified Public       Accountants and
                    Accountants            Financial Statements

          Item 24.  Financial Statements   Report of Independent
                                           Accountants and Financial Statements


 PART C                                    OTHER INFORMATION


Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement

                        PROSPECTUS DATED APRIL 22, 1998


                           PLAN INVESTMENT FUND, INC.

     Plan Investment Fund, Inc. (the "Investment Company") is a diversified open-end management investment company available for members and licensees of the Blue Cross and Blue Shield Association, an association of independent Blue Cross and Blue Shield Plans, and certain related organizations. The Investment Company was organized to offer portfolios designed to provide liquidity and professional investment management and at present offers Participation Certificates (individually, a "PC" and, collectively, "PCs") in three (3) separate portfolios:

          The Government/REPO Portfolio seeks a high level of current income consistent with stability of principal by investing in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations, having remaining maturities of one (1) year or less. The dollar-weighted average maturity of the Government/REPO Portfolio will not exceed seven (7) days.

          The Money Market Portfolio seeks a high level of current income consistent with stability of principal by investing in high quality money market instruments, including U.S. Government, bank and commercial obligations having remaining maturities of one (1) year or less. The dollar-weighted average maturity of the Money Market Portfolio will not exceed ninety (90) days.

          The Short-Term Portfolio also invests in high quality U.S. Government, bank and commercial obligations, but typically with longer maturities than the Money Market Portfolio, and seeks to maximize total return, which includes interest income and capital gains and losses, consistent with preservation of capital. The Short-Term Portfolio may buy instruments having remaining maturities, or their duration equivalent, of five and a quarter (5 1/4) years or less. The dollar-weighted maturity of the Short-Term Portfolio will not exceed three hundred sixty (360) days.


     For information on new account applications, call Health Plans Capital Services Corp. ("CSC") at (312) 297-6372. To place purchase or redemption orders, or to request yield information, call PFPC Inc. ("PFPC"), the Transfer Agent for the Investment Company, at (800) 821-9771.



     This Prospectus, which should be retained for future reference, sets forth concisely the information about the Investment Company that a prospective investor should review carefully before investing in the Investment Company. Additional information about the Investment Company has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated April 22, 1998. This information is incorporated herein by reference and is available without charge upon request from CSC, 225 North Michigan Avenue, Chicago, Illinois 60601.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

GOVERNMENT/REPO PORTFOLIO AND MONEY MARKET PORTFOLIO PARTICIPATION CERTIFICATES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THESE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER PARTICIPATION CERTIFICATE.

                      PROSPECTUS SUMMARY AND INTRODUCTION

(The information below should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.)

THE PORTFOLIOS AND THE INVESTMENT COMPANY'S INVESTMENT OBJECTIVES

     The Government/REPO Portfolio, the Money Market Portfolio and the Short-Term Portfolio (individually, a "Portfolio" and, collectively, the "Portfolios") are portfolios of Plan Investment Fund, Inc., a diversified, open-end management investment company. Each Portfolio is represented by a class of Participation Certificates separate from those of the Investment Company's other Portfolios. Unless otherwise indicated, all statements made in this Prospectus refer to all three Portfolios.


     The Government/REPO Portfolio seeks a high level of current income consistent with stability of principal by investing in U.S. Treasury bills, notes and others obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements relating to such obligations. The Money Market Portfolio seeks a high level of current income consistent with stability of principal by investing in high quality money market instruments, including U.S. Government, bank and commercial obligations. The Short-Term Portfolio also invests in high quality U.S. Government, bank and commercial obligations, but typically with longer maturities, and seeks to maximize total return, which includes interest income and capital gains and losses, consistent with preservation of capital.


INVESTORS IN THE PORTFOLIOS

     The Investment Company is designed for and permits investment exclusively by entities within the Blue Cross and Blue Shield system of independent Plans which include (i) Blue Cross Plans, Blue Shield Plans, and Blue Cross and Blue Shield Plans (individually, a "Plan" and, collectively, the "Plans"), the Blue Cross and Blue Shield Association and BCS Financial Corporation, and (ii) CSC. Also eligible to use the Investment Company are subsidiaries and affiliates of any of these entities. The above investors may be referred to individually as a "BCBS Investor" and collectively as "BCBS Investors".

ADVANTAGES OF THE PORTFOLIOS

     The Portfolios offer investors professionally managed, convenient, highly liquid, diversified, high quality investment vehicles designed to ease and assist liquidity management. Investments in PCs of the Portfolios are designed to relieve investors of such decisions and administrative tasks involved in the direct purchase of liquidity investments as scheduling maturities and reinvestments, safekeeping securities, and surveying the market for the best price at which to buy or sell. In addition, the Investment Company offers investors seeking a liquid investment a choice between (i) PCs of the Government/REPO Portfolio, which normally will have a constant net asset value per PC of $1.00 and which will have a dollar-weighted average portfolio maturity of not more than seven (7) days, (ii) PCs of the Money Market Portfolio, which normally will have a constant net asset value per PC of $1.00 and which will have a dollar-weighted average portfolio maturity of not more than ninety (90) days, and (iii) PCs of the Short-Term Portfolio, which will be valued at the market value of its investments and which will have a dollar-weighted average portfolio maturity of not more than three hundred sixty (360) days. Securities whose maturities are measured on an average life or duration basis are converted to an average maturity for the purpose of calculating the Short-Term Portfolio dollar-weighted average maturity. Investors may allocate their investments between the Portfolios at their discretion and may change such allocations at any time.

PURCHASE AND REDEMPTION OF PCS OF THE GOVERNMENT/REPO PORTFOLIO AND THE MONEY MARKET PORTFOLIO

     Purchase orders for the Government/REPO Portfolio and the Money Market Portfolio which are received by 12 Noon (Eastern Time) will be executed at the net asset value determined at 12 Noon (Eastern Time) that day if PNC Bank, National Association ("PNC Bank") receives Federal funds by 4:00 P.M. (Eastern
Time). In addition, purchase orders for the Government/REPO and the Money Market Portfolios which are received after 12 Noon (Eastern Time) but before 3:00 P.M. (Eastern Time) will be executed at the net asset value determined at 4:00 P.M. (Eastern Time) that day if PNC Bank receives Federal funds by 4:00 P.M. (Eastern
Time) that day. Orders received after 3:00 P.M. (Eastern Time) and orders for which payment has not been received by 4:00 P.M. (Eastern Time), will not be accepted and notice thereof will be given to the investor placing the order. Redemption requests will be executed and proceeds will be paid to redeeming PC holders on the same day of the redemption request if the redemption request is received before 3:00 P.M. (Eastern Time). Investors in the Government/REPO Portfolio and the Money Market Portfolio may use purchase and redemption procedures to effect inter-Plan transfers. (See "Purchase and Redemption of Participation Certificates--Transfer Payments".)

PURCHASE AND REDEMPTION OF PCS OF THE SHORT-TERM PORTFOLIO

     Purchase orders for the Short-Term Portfolio received before 4:00 P.M. (Eastern Time) will be priced at the net asset value determined on that day and will be executed as of the beginning of business on the following Business Day if payment in Federal funds has been received by 4:00 P.M. (Eastern Time) on the day the order is executed. Redemption orders received before 4:00 P.M. (Eastern
Time) will be priced at the net asset value determined as of 4:00 P.M. (Eastern
Time) on that day and will be executed as of the beginning of business on the following Business Day. Proceeds will be wired on the day the redemption order is executed.

INVESTMENT ADVISERS AND SERVICE AGENTS


     BlackRock Institutional Management Corporation ("BIMC"), formerly known as PNC Institutional Management Corporation ("PIMC"), is the investment adviser of the Government/REPO Portfolio and the Money Market Portfolio and the service agent of all three of the Investment Company's Portfolios. Neuberger & Berman, a Delaware limited liability company ("N&B"), is the investment adviser of the Short-Term Portfolio. (BIMC and N&B sometimes are referred to herein collectively as the "Investment Advisers"; BIMC sometimes is referred to herein as the "Service Agent".) (See "Management of the Investment Company--Investment Advisers and Service Agent".)


CUSTODIAN, TRANSFER AGENT AND ADMINISTRATOR

     PNC Bank is the Investment Company's custodian; PFPC is the Investment Company's transfer agent; and CSC is the Investment Company's administrator. (See "Management of the Investment Company--Custodian and Transfer Agent" and "Management of the Investment Company--Administrator".)

                              PORTFOLIO FEE TABLES

PARTICIPATION CERTIFICATE HOLDER TRANSACTION EXPENSE

     The Investment Company does not charge any form of sales load, redemption fee or exchange fee.

     The following tables summarize other costs and expenses that investors bear directly or indirectly.

                           GOVERNMENT/REPO PORTFOLIO

GOVERNMENT/REPO PORTFOLIO ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


Management Fees (net of waivers)............................  0.04%
12b-1 Fees..................................................  0.00%
Other Expenses (net of waivers).............................  0.06%
                                                              -----
               Total Portfolio Operating Expenses (net of
                 waivers)...................................  0.10%
                                                              =====


Without the waiver of advisory and administrator fees, the total operating expense would be 0.29% based on actual costs for the period ended December 31, 1997.


GOVERNMENT/REPO PORTFOLIO EXAMPLE

                                                           ONE   THREE  FIVE    TEN
                                                           YEAR  YEARS  YEARS  YEARS
                                                           ----  -----  -----  -----
Investors would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return, (2)
reinvestment of dividends and (3) redemption at the end
of each time period:.....................................   $1    $3     $6     $13

                             MONEY MARKET PORTFOLIO

MONEY MARKET PORTFOLIO ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)



Management Fees (net of waivers)............................  0.17%
12b-1 Fees..................................................  0.00%
Other Expenses (net of waivers).............................  0.08%
                                                              -----
               Total Portfolio Operating Expenses (net of
                 waivers)...................................  0.25%
                                                              =====



Without the waiver of advisory and administrator fees, the total operating expense would be 0.25% based on actual costs for the fiscal year ended December 31, 1997.


MONEY MARKET PORTFOLIO EXAMPLE


                                                                    ONE        THREE        FIVE        TEN
                                                                    YEAR       YEARS       YEARS       YEARS
                                                                    ----       -----       -----       -----
    Investors would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return, (2) reinvestment of dividends and (3) redemption at the end of each time
    period:.....................................................     $3          $8         $14         $32


                              SHORT-TERM PORTFOLIO

SHORT-TERM PORTFOLIO ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


Management Fees (net of waivers)............................  0.13%
12b-1 Fees..................................................  0.00%
Other Expenses (net of waivers).............................  0.17%
                                                              -----
               Total Portfolio Operating Expenses (net of
                 waivers)...................................  0.30%
                                                              =====



Without the waiver of advisory, administrator and service agent fees, the total operating expense would be .57% based on actual costs for the fiscal year ended December 31, 1997.

SHORT-TERM PORTFOLIO EXAMPLE

                                                              ONE     THREE    FIVE      TEN
                                                              YEAR    YEARS    YEARS    YEARS
                                                              ----    -----    -----    -----
Investors would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return, (2) reinvestment
of dividends and (3) redemption at the end of each time
period:.....................................................   $3      $10      $17      $38

     The purpose of these fee tables is to assist the investor in understanding the various costs and expenses that an investor in the Portfolios will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see "Management of the Investment Company" and "Purchase and Redemption of Participation Certificates" in this prospectus and the financial statements and related notes contained in the Statement of Additional Information. Coopers & Lybrand L.L.P., the Investment Company's independent accountants, has not audited the above tables and examples.

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

     The following information regarding per participation certificate income and principal changes has been derived from the Investment Company's financial statements which are included in the Statement of Additional Information. The financial data below should be read in conjunction with the financial statements and related notes. The Investment Company's financial statements and financial highlights have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is contained in the Statement of Additional Information along with the financial statements. The Investment Company's annual report contains additional performance information and will be made available upon request without charge.

                              FINANCIAL HIGHLIGHTS
      (FOR A PARTICIPATION CERTIFICATE OUTSTANDING THROUGHOUT THE PERIOD)

                           GOVERNMENT/REPO PORTFOLIO


                                                                   YEAR              YEAR         06/01/95(1)
                                                                   ENDED             ENDED          THROUGH
                                                                 12/31/97          12/31/96        12/31/95
                                                              ---------------   ---------------   -----------
Net Asset Value, Beginning of Period........................     $   1.00          $   1.00        $   1.00
                                                                 --------          --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.......................................         .054              .053            .034
Net Realized and Unrealized Gain (Loss) on Investments......            0                 0               0
                                                                 --------          --------        --------
Total From Investment Operations............................         .054              .053            .034
                                                                 --------          --------        --------
LESS DISTRIBUTIONS:
Dividends to PC holders from Net Investment Income..........        (.054)            (.053)          (.034)
Distributions to PC holders from Net Capital Gains..........            0                 0               0
                                                                 --------          --------        --------
Total Distributions.........................................        (.054)            (.053)          (.034)
                                                                 --------          --------        --------
Net Asset Value, End of Period..............................     $   1.00          $   1.00        $   1.00
                                                                 ========          ========        ========
Total Return................................................        5.57%             5.42%           5.99%(2)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000).............................     $199,238          $156,382        $119,080
Ratio of Expenses to Average Net Assets(3)..................         .10%              .10%            .10%(2)
Ratio of Net Investment Income to Average Net Assets........        5.44%             5.29%           5.78%(2)


-------------------------
(1) From June 1, 1995 commencement of operations.
(2) Annualized.

(3) Without the waiver of advisory and administration fees, the ratio of Government/REPO Portfolio expenses to average daily net assets would have been .29%, .29% and .30% for the fiscal periods ended December 31, 1997, 1996 and 1995, respectively.

--------------------------------------------------------------------------------

     The Government/REPO Portfolio seven day average current yield as of December 31, 1997 was 5.55%.

                              FINANCIAL HIGHLIGHTS
      (FOR A PARTICIPATION CERTIFICATE OUTSTANDING THROUGHOUT THE PERIOD)

                                                      MONEY MARKET PORTFOLIO
                            --------------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------------------------
                              1997       1996       1995       1994       1993       1992       1991
                            --------   --------   --------   --------   --------   --------   --------
Net Asset Value, Beginning
  of Period...............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net Investment Income.....      .054       .052       .058       .041       .030       .037       .060
Net Realized and
  Unrealized Gain (Loss)
  on Investments..........         0          0          0          0          0          0          0
                            --------   --------   --------   --------   --------   --------   --------
Total From Investment
  Operations..............      .054       .052       .058       .041       .030       .037       .060
                            --------   --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends to PC holders
  from Net Investment
  Income..................     (.054)     (.052)     (.058)     (.041)     (.030)     (.037)     (.060)
Distributions to PC
  holders from Net Capital
  Gains...................         0          0          0          0          0          0          0
                            --------   --------   --------   --------   --------   --------   --------
Total Distributions.......     (.054)     (.052)     (.058)     (.041)     (.030)     (.037)     (.060)
                            --------   --------   --------   --------   --------   --------   --------
Net Asset Value,
  End of Period...........  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                            ========   ========   ========   ========   ========   ========   ========
Total Return..............     5.51%      5.38%      5.97%      4.21%      3.07%      3.73%      6.16%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
  (000)...................  $414,625   $524,872   $584,976   $451,367   $474,838   $390,581   $642,583
Ratio of Expenses to
  Average Net Assets(1)...      .25%       .23%       .24%       .26%       .24%       .23%       .25%
Ratio of Net Investment
  Income to Average Net
  Assets..................     5.38%      5.24%      5.82%      4.15%      3.02%      3.68%      5.97%

                                MONEY MARKET PORTFOLIO
                            -------------------------------
                                YEAR ENDED DECEMBER 31,
                            -------------------------------
                              1990       1989       1988
                            --------   --------   ---------
Net Asset Value, Beginning
  of Period...............  $   1.00   $   1.00   $   1.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net Investment Income.....      .080       .090       .074
Net Realized and
  Unrealized Gain (Loss)
  on Investments..........         0          0          0
                            --------   --------   --------
Total From Investment
  Operations..............      .080       .090       .074
                            --------   --------   --------
LESS DISTRIBUTIONS:
Dividends to PC holders
  from Net Investment
  Income..................     (.080)     (.090)     (.074)
Distributions to PC
  holders from Net Capital
  Gains...................         0          0          0
                            --------   --------   --------
Total Distributions.......     (.080)     (.090)     (.074)
                            --------   --------   --------
Net Asset Value,
  End of Period...........  $   1.00   $   1.00   $   1.00
                            ========   ========   ========
Total Return..............     8.29%      9.40%      7.64%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
  (000)...................  $460,402   $303,688   $127,480
Ratio of Expenses to
  Average Net Assets(1)...      .28%       .30%       .30%
Ratio of Net Investment
  Income to Average Net
  Assets..................     8.02%      8.94%      7.45%


-------------------------

(1) Without the waiver of advisory, administration and service agent fees, the ratio of Money Market Portfolio expenses to average daily net assets would have been .25%, .24%, .25%, .26%, .24%, .24%, .25%, .28%, .32% and .37%
    respectively, for the periods ended December 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and 1988.

--------------------------------------------------------------------------------

     The Money Market Portfolio seven day average current yield as of December 31, 1997 was 5.47%

                              FINANCIAL HIGHLIGHTS
      (FOR A PARTICIPATION CERTIFICATE OUTSTANDING THROUGHOUT THE PERIOD)

                                                             SHORT-TERM PORTFOLIO
                                    -----------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------
                                     1997      1996       1995       1994       1993       1992      1991
                                    -------   -------   --------   --------   --------   --------   -------
Net Asset Value, Beginning of
  Period..........................  $  9.95   $ 10.00   $   9.93   $  10.03   $  10.05   $  10.09   $  9.96
                                    -------   -------   --------   --------   --------   --------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.............     .547      .542       .599       .440       .377       .443      .637
Net Realized and Unrealized Gain
  (Loss) on Investments...........     .020     (.050)      .070      (.100)     (.009)     (.034)     .130
                                    -------   -------   --------   --------   --------   --------   -------
Total From Investment
  Operations......................     .567      .492       .669       .340       .368       .409      .767
                                    -------   -------   --------   --------   --------   --------   -------
LESS DISTRIBUTIONS:
Dividends to PC holders from Net
  Investment Income...............    (.547)    (.542)     (.599)     (.440)     (.377)     (.443)    (.637)
Distributions to PC holders from
  Net Capital Gains...............        0         0          0          0      (.011)     (.006)        0
                                    -------   -------   --------   --------   --------   --------   -------
Total Distributions...............    (.547)    (.542)     (.599)     (.440)     (.388)     (.449)    (.637)
                                    -------   -------   --------   --------   --------   --------   -------
Net Asset Value, End of Period....  $  9.97   $  9.95   $  10.00   $   9.93   $  10.03   $  10.05   $ 10.09
                                    =======   =======   ========   ========   ========   ========   =======
Total Return......................    5.85%     5.08%      6.92%      3.46%      3.72%      4.13%     7.95%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)...  $46,405   $69,940   $ 63,922   $103,240   $186,808   $195,579   $94,050
Ratio of Expenses to Average Net
  Assets(1).......................     .30%      .30%       .30%       .30%       .30%       .30%      .30%
Ratio of Net Investment Income to
  Average Net Assets..............    5.47%     5.43%      6.00%      4.29%      3.74%      4.29%     6.22%
Portfolio Turnover Rate(2)........    79.2%    119.0%      64.8%      47.6%      34.1%      37.6%     63.8%

                                         SHORT-TERM PORTFOLIO
                                    ------------------------------
                                       YEAR ENDED DECEMBER 31,
                                    ------------------------------
                                     1990      1989        1988
                                    -------   -------   ----------
Net Asset Value, Beginning of
  Period..........................  $  9.91   $  9.85    $  9.88
                                    -------   -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.............     .778      .832       .715
Net Realized and Unrealized Gain
  (Loss) on Investments...........     .050      .060      (.030)
                                    -------   -------    -------
Total From Investment
  Operations......................     .828      .892       .685
                                    -------   -------    -------
LESS DISTRIBUTIONS:
Dividends to PC holders from Net
  Investment Income...............    (.778)    (.832)     (.715)
Distributions to PC holders from
  Net Capital Gains...............        0         0          0
                                    -------   -------    -------
Total Distributions...............    (.778)    (.832)     (.715)
                                    -------   -------    -------
Net Asset Value, End of Period....  $  9.96   $  9.91    $  9.85
                                    =======   =======    =======
Total Return......................    8.69%     9.42%      7.15%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)...  $24,828   $15,473    $19,207
Ratio of Expenses to Average Net
  Assets(1).......................     .30%      .30%       .30%
Ratio of Net Investment Income to
  Average Net Assets..............    7.89%     8.38%      7.22%
Portfolio Turnover Rate(2)........   100.2%     45.4%      12.4%


---------------

(1) Without the waiver of advisory, administration and service agent fees, the ratio of Short-Term Portfolio expenses to average daily net assets would have been .57%, .48%, .43%, .37%, .32%, .37%, .56%, .85%, .91%, and .99%
respectively, for the periods ended December 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and 1988.


(2) Excludes security purchases with a maturity of less than one year.

--------------------------------------------------------------------------------

     The Short-Term Portfolio thirty day average yield as of December 31, 1997 was 5.50%. The Short-Term Portfolio annualized total return was 5.85% for the one year period ended December 31, 1997, 4.68% for the five year period ended December 31, 1997, and 6.27% for the ten year period ended December 31, 1997.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Government/REPO Portfolio invests in liquid, high quality U.S. Government obligations and repurchase agreements and the Money Market Portfolio and the Short-Term Portfolio invest in diversified selections of liquid, high quality U.S. Government, bank and commercial debt obligations, as determined by each Portfolio's investment adviser to meet the Portfolio's respective quality standards as established by the Investment Company's Board of Trustees. However, as described below, the three (3) Portfolios have different investment objectives, and investors may allocate their investments in the Investment Company between the three (3) Portfolios as best suits their needs at any given time. The criteria discussed below serve to explain the term "high quality" used herein and in the Statement of Additional Information with respect to investments of the Investment Company.

CRITERIA APPLICABLE TO THE PORTFOLIOS

     All three Portfolios may:

     1. Purchase obligations issued by the U.S. Treasury. The Portfolios may also purchase obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; some of these are backed by the full faith and credit of the United States, such as the obligations of the Government National Mortgage Association. Others are backed by the right of the issuer to borrow from the U.S. Treasury, such as the obligations of the Federal National Mortgage Association, or are backed by the credit of the agency or instrumentality issuing the obligation, such as Federal Home Loan Mortgage Corporation Mortgage Participation Certificates.

     2. Enter into repurchase agreements ("Repurchase Agreements") pursuant to which a Portfolio may acquire an investment for a relatively short period (usually not more than sixty (60) days), subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio holding period. This results in a fixed rate of return during such period. The repurchase price generally equals the price paid plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the Repurchase Agreement). Securities subject to Repurchase Agreements will be held by PNC Bank or in the Federal Reserve/Treasury book-entry system. Repurchase Agreements are considered to be loans under the 1940 Act. The Repurchase Agreements are collateralized by U.S. Government securities the market value of which, on a daily basis, including accrued interest, if any, is at least equal to one hundred percent (100%) of the purchase price plus accrued interest under the Repurchase Agreements. The Investment Company will perfect its security interest in the collateral securing the Repurchase Agreements in accordance with U.S. Treasury Regulations and the applicable commercial transaction law of the state in which such collateral is located. If the seller defaults in its obligation to repurchase the underlying instrument, which in effect constitutes collateral for the seller's obligation, at the price and time fixed in the Repurchase Agreement, the Investment Company might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Investment Company may be delayed or limited. Each Portfolio will enter into Repurchase Agreements only with those banks and dealers determined by the Portfolio's respective investment adviser to meet the Portfolio's respective quality standards as established by the Investment Company's Board of Trustees. These standards require an independent review by the

Portfolio's investment adviser of the operating history and financial condition of the seller to evaluate their creditworthiness and the risk of their becoming involved in bankruptcy proceedings or otherwise impairing the quality of the repurchase agreement during its contemplated term. The investment advisers will monitor the creditworthiness of the seller during the life of a Repurchase Agreement.

     3. Enter into reverse repurchase agreements ("Reverse Repurchase Agreements") to provide liquidity to meet redemption requests when the sale of portfolio securities is considered to be disadvantageous. Reverse Repurchase Agreements involve the sale of investments held by the Investment Company with an agreement to repurchase the securities at a fixed date and price. Under the 1940 Act, Reverse Repurchase Agreements, the proceeds of which are utilized to provide liquidity to meet redemption requests, are considered as borrowings. Proceeds of Reverse Repurchase Agreements utilized to provide liquidity to meet redemption requests may equal no more than five percent (5%) of the total assets of the respective Portfolio. The use of Reverse Repurchase Agreements is not expected to affect the net asset value of the Portfolios.

     The Money Market Portfolio and the Short-Term Portfolio may:

     1. Purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits issued or supported by the credit of the U.S. branches of U.S. banks with assets of at least $1 billion, if such obligations are first determined by the Portfolio's respective investment adviser to meet the Portfolio's respective maturity limitations and quality standards for corporate debt obligations.

     2. Purchase commercial paper rated (at the time of purchase) at least "A-1" by Standard & Poor's Corporation ("S&P") or "Prime-1" by Moody's Investors Service, Inc. ("Moody's").

     3. Purchase corporate bonds and notes. The Money Market Portfolio may purchase corporate bonds and notes rated (at the time of purchase) at least "AA" by S&P or at least "Aa" by Moody's. The Short-Term Portfolio may purchase corporate bonds and notes rated (at the time of purchase) at least "A-" by S&P or at least "A-3" by Moody's.

     4. Purchase variable amount master demand notes ("VAMD Notes") issued by corporations, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes normally are considered illiquid and are not traded, the Investment Company may demand at any time from the issuers of the VAMD Notes payment, in less than seven (7) days, of principal and accrued interest. VAMD Notes typically are not rated by credit rating agencies. If an issuer of VAMD Notes were to default on its payment obligations, the Investment Company might be unable to dispose of the illiquid VAMD Notes and might, for this or other reasons, suffer a loss to the extent of the default.

     The Portfolios do not purchase unrated instruments unless the Portfolio's respective investment adviser has determined the instrument to be of comparable quality to rated instruments which the respective Portfolio may buy. The rating symbols used by S&P and Moody's which are referred to above are described in the Appendix to the Statement of Additional Information.

     The Investment Company will (i) seek to make investments in instruments authorized by the New York State Insurance Department to the extent such investments also comply with the Investment Company's Investment Guidelines and the 1940 Act; (ii) seek to make investments which will be permitted investments under the requirements of other applicable state insurance laws and regulations, although each investor should determine for itself the suitability with respect to such state insurance laws and regulations, of investing with the Investment Company; and (iii) maintain a high degree of portfolio liquidity at all times. Each investor in the Investment Company will have the right to receive redemption proceeds from the Investment Company within one (1) Business Day of the Investment Company's receipt of a proper redemption request order, as the case may be. If an investor ceases to be a BCBS Investor, its PCs in the Investment Company will be redeemed involuntarily.

THE GOVERNMENT/REPO PORTFOLIO

     The Government/REPO Portfolio seeks a high level of current income consistent with stability of principal by investing in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements relating to such obligations having remaining maturities of one (1) year or less, except that items of collateral securing Portfolio securities which are subject to Repurchase Agreements may bear maturities exceeding one (1) year. At least sixty-five percent (65%) of the Government/REPO Portfolio's net assets will be invested in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements relating to such obligations at all times. The dollar-weighted average portfolio maturity of the Government/REPO Portfolio will not exceed seven (7) days. In pursuing its investment objective, the Government/REPO Portfolio invests in a broad range of government obligations and repurchase agreements that may be available in the money markets. In addition to the specific quality and other investment criteria set forth above, the Government/REPO Portfolio will purchase only those instruments judged by BIMC to involve minimal credit risk and which either have a high quality rating from a nationally recognized rating agency or, if unrated, to be of comparable quality as determined by BIMC. The Government/REPO Portfolio attempts to maintain a constant net asset value per PC of $1.00. There is no assurance, however, that such constant net asset value will be maintained. Government/REPO Portfolio PCs are neither insured nor guaranteed by the U.S. Government.

THE MONEY MARKET PORTFOLIO

     The Money Market Portfolio seeks a high level of current income consistent with stability of principal by investing in high quality money market instruments having remaining maturities of one (1) year or less, except that items of collateral securing Portfolio securities which are subject to Repurchase Agreements may bear maturities exceeding one (1) year. The dollar-weighted average portfolio maturity of the Money Market Portfolio will not exceed ninety (90) days. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets. In addition to the specific quality and other investment criteria set forth above, the Money Market Portfolio will purchase only those instruments judged by BIMC to involve minimal credit risk and which either have a high quality rating from a nationally recognized rating agency or, if unrated, to be of comparable quality as determined by BIMC. The Money Market Portfolio attempts to maintain a constant net asset value per PC of $1.00. There is no assurance, however, that such constant net asset value will be maintained. Money Market Portfolio PCs are neither insured nor guaranteed by the U.S. Government.

THE SHORT-TERM PORTFOLIO

     The Short-Term Portfolio seeks to maximize total return, which includes interest income and capital gains and losses, consistent with the preservation of capital by managing a portfolio of U.S. Government, bank and commercial instruments having remaining maturities of five and a quarter (5 1/4) years or less, except that items of collateral securing portfolio securities which are subject to Repurchase Agreements may bear maturities exceeding five and a quarter (5 1/4) years. As a matter of fundamental policy the dollar-weighted average portfolio maturity of the Short-Term Portfolio will not exceed three hundred sixty (360) days. The net asset value per PC in the Short-Term Portfolio will be subject to some fluctuation. There is no assurance that the goals of the Short-Term Portfolio will be achieved.

     In the ordinary course of business, the Short-Term Portfolio may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment will take place after the date of the transaction). As such, the securities are subject to market fluctuations and no interest accrues to the purchaser during this period. When-issued securities are recorded as an asset and are subject to market fluctuations. In addition, the Portfolio will segregate an amount of cash or securities at the time of commitment equal to or exceeding the purchase price of the securities. The Short-Term Portfolio will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than fifteen percent (15%) of the total assets of the Portfolio would be so invested.

INVESTMENT AND BORROWING LIMITATIONS

     The Portfolios of the Investment Company may not change the investment or borrowing limitations summarized below without the affirmative vote of the holders of a majority of the outstanding PCs of the respective Portfolio. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of the holders of a majority of the outstanding PCs of the respective Portfolio, is contained in the Statement of Additional Information under "Investment Objectives and Policies".) The Portfolios may not:

     1. Borrow money, except from commercial banks for temporary purposes, and then in amounts not in excess of five percent (5%) of the total assets of the respective Portfolio at the time of such borrowing; or pledge any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or five percent (5%) of the total assets of the respective Portfolio at the time of such borrowing. This limitation applies to proceeds of Reverse Repurchase Agreements to the extent such proceeds are utilized to provide liquidity to meet redemption requests.

     2. Purchase any securities which would cause twenty-five percent (25%) or more of the total assets of the respective Portfolio at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same general industry, provided that there is no limitation for the Portfolios with respect to investments in U.S. Government obligations or in obligations of domestic branches of U.S. banks for the Money Market Portfolio.

     3. Purchase securities of any one (1) issuer, other than those of, or those guaranteed by, the U.S. Government, Federal agencies and government-sponsored corporations, if immediately after such purchase more than five percent (5%) of the total assets of the respective Portfolio would be invested in such issuer; except that up to one hundred percent (100%) of the total assets of the Government/REPO Portfolio and up to twenty-five percent (25%) of the total assets of the Money Market Portfolio and the Short-Term Portfolio may be invested in Repurchase Agreements with maturities not greater than seven
(7) days without regard to this five percent (5%) limitation.

     4. Purchase securities, if immediately after such purchase more than ten percent (10%) of the net assets of the respective Portfolio would be invested in securities which are illiquid, including Repurchase Agreements with maturities greater than seven (7) days and VAMD Notes with greater than seven (7) days' notice required for sale. Restricted securities issued under Rule 144A and commercial paper issued under Section 4(2) of the Securities Act of 1933 are not subject to this limitation if they are determined by the Portfolio's adviser to be liquid under guidelines established by the Board of Trustees.

     5. Purchase securities issued by CSC.

             PURCHASE AND REDEMPTION OF PARTICIPATION CERTIFICATES

PURCHASE PROCEDURES


     PCs of each Portfolio are sold without a sales charge by the Investment Company acting as its own distributor without the services of an underwriter at the net asset value per PC next determined after receipt of a purchase order by PFPC. BCBS Investors may open an account with the Investment Company by completing, and submitting to CSC, an application form which may be obtained by telephoning (312) 297-6372; the form requests all information from the investor required to enable PFPC to open an account for such investor. After the application form has been approved by CSC and forwarded to PFPC, an investor may place purchase orders for PCs on any Business Day directly with PFPC, the transfer agent for the Investment Company; such orders must be transmitted by telephoning (800) 821-9771 and indicating the amount and the Portfolio of the PCs desired. (See "Net Asset Value--Government/REPO Portfolio and Money Market Portfolio" for the definition of "Business Day".)


     Government/REPO Portfolio and Money Market Portfolio. Purchase orders for the Government/REPO Portfolio and the Money Market Portfolio which are received by 12 Noon (Eastern Time) will be executed at the net asset value determined at 12 Noon (Eastern Time) that day if PNC Bank receives Federal funds by 4:00 P.M. Eastern Time. In addition, purchase orders for the Government/REPO Portfolio and the Money Market Portfolio which are received after 12 Noon (Eastern Time) but before 3:00 P.M. (Eastern Time) will be executed at the net asset value determined at 4:00 P.M. (Eastern Time) that day if PNC Bank receives Federal funds by 4:00 P.M. (Eastern Time). Orders received after 3:00 P.M. (Eastern
Time) and orders for which payment has not been received by PNC Bank by 4:00 P.M. (Eastern Time), will not be accepted and notice thereof will be given to the investor placing the order.

     Short-Term Portfolio. Purchase orders for the Short-Term Portfolio received before 4:00 P.M. (Eastern Time) will be priced at the net asset value determined on that day and will be executed as of the beginning of business on the following Business Day if payment has been received by PNC Bank by 4:00 P.M. (Eastern Time) on the day the order is executed. Orders received at other times, and orders for which payment has not been received by PNC Bank by 4:00 P.M. (Eastern Time) on the day the order is to be executed, will not be accepted and notice thereof will be given to the investor placing the order.

     Payment for PCs of the Portfolios may be made only in Federal funds or other funds immediately available to PNC Bank. The Government/REPO Portfolio has a $1 million minimum initial and subsequent investment requirement. The Money Market Portfolio and the Short-Term Portfolio do not have minimum initial or subsequent investment requirements. Payment for orders which are not received or accepted by PFPC will be returned after prompt inquiry to the sending investor. Each Portfolio may in its discretion reject any orders for purchase of PCs. Unless specifically designated as to a specific Portfolio, all purchases automatically will be made in the Money Market Portfolio. CSC will be responsible for the payment of any distribution expenses.

REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC by telephone in the manner described under "Purchase Procedures". PCs are redeemed at the net asset value per PC next determined after receipt of the redemption order. Investors should note the differences between the Portfolios in terms of when net asset values of the PCs are determined and when dividends are earned.

     Government/REPO Portfolio and Money Market Portfolio. Payment for redeemed PCs for which a redemption order is received by PFPC on a Business Day before 3:00 P.M. (Eastern Time) is made in Federal funds wired to the redeeming investor's account on the same Business Day. Payment for other redemption orders which are received on a Business Day (or on a day when PNC Bank is closed) is wired in Federal funds on the next Business Day following redemption that PNC Bank is open for business. An investor receives no dividend for the day on which PCs are redeemed; therefore, investors that do not place redemption orders by the times indicated may wish to wait until the morning of the following Business Day to do so.

     Short-Term Portfolio. A redemption request with respect to the Short-Term Portfolio which is received by PFPC prior to 4:00 P.M. (Eastern Time) on a Business Day will be priced at the net asset value determined as of 4:00 P.M. (Eastern Time) on that day and will be executed on the following Business Day. Proceeds will be wired on the day the redemption order is executed. Investors receive dividends through, and including, the day before the redemption order is executed.

     Further Information Regarding the Portfolios. Investors may in effect transfer all or part of their investments from one Portfolio to another by placing simultaneous redemption and purchase orders. These orders will be executed in sequence in accordance with the procedures discussed above.

     The Investment Company will not issue certificates representing PCs unless requested to do so by its investors. If such certificates have been issued representing PCs to be redeemed, prior to effecting a redemption with respect to such PCs, PFPC must have received such certificates properly endorsed (i.e., duly executed with signatures guaranteed by a commercial bank, a trust company or a member firm of a domestic securities exchange). PFPC reserves the right to request additional documentation in order to confirm that a transaction is properly authorized. PC holders having questions regarding proper documentation or desiring to request certificates representing PCs should contact PFPC.

     The Investment Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its PCs) for such periods as are permitted under the 1940 Act. The Investment Company may also redeem PCs involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information". In addition, CSC will cause PCs (i) owned by an investor who ceases to be a BCBS Investor or (ii) pledged as collateral by an investor and subsequently called by a pledgee who is not a BCBS Investor, to be redeemed involuntarily and automatically within one (1) Business Day of the occurrence of the events set forth in (i) or (ii) immediately preceding.

TRANSFER PAYMENTS

     A BCBS Investor investing in the Government/REPO Portfolio or the Money Market Portfolio may direct that payment upon redemption of PCs in the Portfolio be used to purchase PCs of the Government/REPO Portfolio or the Money Market Portfolio for another BCBS Investor by a transfer (individually, a "Transfer" and, collectively, "Transfers") of the redeemed PCs to the second BCBS Investor. Such a Transfer is made by a redemption and simultaneous purchase in the name of the second BCBS Investor. A BCBS Investor may not request a Transfer from his Government/REPO Portfolio or his Money Market Portfolio account in a dollar amount greater than the dollar amount held in such investor's account on the Business Day prior to the date of such request. Such Transfers may be effected at any time prior to 4:00 P.M. (Eastern Time). There is no limit to the number of Transfers which a BCBS Investor can place in any one (1) day, nor to the total number of such Transfers by all BCBS Investors per day.

PAYMENT IN KIND

     Investors may request that redemption order proceeds be funded by securities held by the Portfolio (a "Payment in Kind") in lieu of cash. Prior to placing a Payment in Kind redemption order a BCBS investor must provide the Transfer agent with written instructions identifying the custodial account to receive the securities to be distributed. The securities to be distributed shall represent a pro rata share of each security held in the portfolio, in accordance with Rule 17a-5 of the Investment Company Act of 1940. Under guidelines established by the Board of Trustees, the adviser shall have the authority to make adjustments to the mix of securities to establish round lots that are more easily traded; however, these adjustments may not materially change the maturity, quality and liquidity characteristics of the remaining portfolio.

                                NET ASSET VALUE

GOVERNMENT/REPO PORTFOLIO AND MONEY MARKET PORTFOLIO

     The net asset value per PC of the Government/REPO Portfolio and the Money Market Portfolio for purposes of pricing purchase and redemption orders is determined by BIMC as of 12 Noon (Eastern Time) and as of 4:00 P.M. (Eastern
Time) on any Business Day (other than a day on which there are no purchase or redemption orders) during which there is sufficient trading in instruments held by such Portfolio that its net asset value per PC might be affected materially. A Business Day of the Investment Company is any weekday other than the holidays observed by the Investment Company, which currently are: New Year's Day, Martin Luther King's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. In computing net asset value per PC, the Government/REPO Portfolio and the Money Market Portfolio use the amortized cost method of valuation and normally maintain a constant net asset value of $1.00 per PC.

SHORT-TERM PORTFOLIO


     The net asset value per PC of the Short-Term Portfolio for purposes of pricing purchase and redemption orders is determined by BIMC as of 4:00 P.M. (Eastern Time) on any Business Day (other than a day on which there are no purchase or redemption orders) during which there is sufficient trading in investments held by such Portfolio that its net asset value per PC might be affected materially. The Short-Term Portfolio values assets based on their market price or on their fair value as determined by the Investment Company's Board of

Trustees. (See the Statement of Additional Information under "Net Asset Value" for a more complete description with respect to all three Portfolios.)

                      MANAGEMENT OF THE INVESTMENT COMPANY

TRUSTEES AND OFFICERS


     The Trustees, in addition to reviewing the actions of BIMC, N&B, PNC Bank, PFPC and CSC, decide upon matters of general policy in accordance with the General Corporation Law of the State of Maryland. Pursuant to the Investment Company's Bylaws, the Trustees shall elect an Executive Trustee who shall preside at all meetings of the PC holders and of the Board of Trustees. The Investment Company's Officers conduct and supervise the daily business operations of the Investment Company. (See the Statement of Additional Information under "Management of the Investment Company" for a more complete description.) The Trustees of the Investment Company are as follows:



     Howard F. Beacham III is President and Chief Operating Officer of Blue Cross and Blue Shield of Central New York, Inc.;


     *Philip A. Goss is President and Chief Executive Officer of both the Investment Company and Health Plans Capital Services Corp.;


     Gene Holcomb is President of Blue Cross and Blue Shield of Tennessee;


     Steven L. Hooker is Chief Financial Officer and Treasurer of The Regence Group;

     Ronald F. King is President and Chief Executive Officer of Blue Cross and Blue Shield of Oklahoma;


     *David M. Murdoch is Executive Vice President, Franchise Operations, Chief Financial Officer and Treasurer of the Blue Cross and Blue Shield Association;



     M. Edward Sellers is President and Chief Executive Officer of Blue Cross and Blue Shield of South Carolina;


     Thomas J. Ward is President and Chief Executive Officer of Blue Cross of Northeastern Pennsylvania; and

     Sherman M. Wolff is Senior Vice President, Corporate Resources and Chief Financial Officer of Health Care Service Corporation, a Mutual Legal Reserve Company (Blue Cross and Blue Shield of Illinois).
---------------
     *Such Trustees of the Investment Company are also members of the Board of Directors of CSC and thus may be deemed "interested persons" as defined in the 1940 Act.

INVESTMENT ADVISERS AND SERVICE AGENT


     BIMC is the investment adviser of the Government/REPO Portfolio and the Money Market Portfolio and the Service Agent of all three of the Investment Company's Portfolios. N&B is the investment adviser of the Short-Term Portfolio. (BIMC and N&B sometimes are referred to herein collectively as the "Investment Advisers"; BIMC sometimes is referred to herein as the "Service Agent".)

     BIMC, an indirectly owned subsidiary of PNC Bank, was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. BIMC currently renders advisory and sub-advisory services to investment companies having assets of approximately $49 billion. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. PNC Bank is a subsidiary of PNC Bank Corp, a multi-bank holding company ("PNC").



     As Investment Adviser, BIMC manages the Government/REPO Portfolio and the Money Market Portfolio and is responsible for all purchases and sales of these portfolios' securities. BIMC also acts as a servicing agent, maintains the financial accounts and records and computes the net asset value and net income for all three Portfolios of the Investment Company. For the services provided and expenses assumed by it with respect to the Government/REPO Portfolio and the Money Market Portfolio, BIMC is entitled to receive a fee, computed daily and payable monthly, at the following annual rates:


ANNUAL FEE                                PORTFOLIO ANNUAL NET ASSETS
----------                                ---------------------------
   .20%    .....................  of the first $250 million
   .15%    .....................  of the next $250 million
   .12%    .....................  of the next $250 million
   .10%    .....................  of the next $250 million
   .08%    .....................  of amounts in excess of $1 billion.


BIMC has agreed to voluntarily reduce the fees otherwise payable to it by the Government/REPO Portfolio to the extent necessary to reduce the ordinary operating expenses of the Government/REPO Portfolio so that they do not exceed
0.15 of one percent (.15%) of the Government/REPO Portfolio's average net assets for each fiscal year.



BIMC has agreed contractually to reduce the fees otherwise payable to it by the Money Market Portfolio to the extent necessary to reduce the ordinary operating expenses of the Money Market Portfolio so that they do not exceed 0.30 of one percent (.30%) of the Money Market Portfolio's average net assets for each fiscal year. (See "Management of the Investment Company--Expenses".)



     For the services provided and expenses assumed by BIMC with respect to its role as servicing agent for the Short-Term Portfolio, BIMC is entitled to receive a fee, computed daily and payable monthly, at the following annual rates:


ANNUAL FEE                             PORTFOLIO AVERAGE DAILY NET ASSETS
----------                             ----------------------------------
   .03%    .....................  of amounts up to and including $1 billion of amounts in excess of $1 billion and up to
   .02%    .....................  and including $2 billion
   .01%    .....................  of amounts in excess of $2 billion

provided that the minimum annual fee payable shall be $100,000.


     N&B, a Delaware limited liability company, was founded in 1939 and its principal investment offices are located at 605 Third Avenue, New York, New York 10158. The firm together with its affiliates and subsidiaries currently manages approximately $54 billion of equity and fixed-income investments.



     As Investment Adviser, N&B manages the Short-Term Portfolio and is responsible for all purchases and sales of this portfolio's securities. Mr. Theodore P. Giuliano and Ms. Josephine P. Mahaney have primary responsibility for the day-to-day management of the Short-Term Portfolio. Mr. Giuliano is a principal at N&B and has been Co-Director of the Fixed income Group at N&B since 1983. Mr. Giuliano joined N&B in 1983. Ms. Mahaney is a Senior Portfolio Manager and has been responsible for managing short maturity portfolios since 1978. Ms. Mahaney joined N&B in 1976.


     For the services provided and expenses assumed by it, N&B is entitled to receive a fee, computed daily and payable monthly at the following annual rates:

ANNUAL FEE                                PORTFOLIO ANNUAL NET ASSETS
----------                                ---------------------------
   .30%    .....................  of the first $50 million
   .20%    .....................  of the next $50 million
   .15%    .....................  of the next $150 million
   .10%    .....................  of amounts in excess of $250 million.

N&B has agreed contractually to reduce the fees otherwise payable to it by the Short-Term Portfolio to the extent necessary to reduce the ordinary operating expenses of the Short-Term Portfolio so that they do not exceed 0.30 of one percent (.30%) of the Short-Term Portfolio's average net assets for each fiscal year. (See "Management of the Investment Company--Expenses".)

CUSTODIAN AND TRANSFER AGENT

     PNC Bank, a subsidiary of PNC, 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, has been retained to act as custodian of the Portfolios' investments. As custodian, PNC Bank, among other things, collects income of and payments to the Investment Company; executes and delivers proxies, consents and other authorizations for the Investment Company; establishes and maintains segregated accounts in its records for and on behalf of each Portfolio; delivers, releases and exchanges securities held for the Investment Company when necessary; makes payments of cash to, or for the account of, each Portfolio for the purchase of securities for each Portfolio, for the redemption of PCs, and for the payment of interest, dividends, taxes and management fees; and furnishes the Investment Company with various confirmations, summaries and reports. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Investment Company, provided that PNC Bank shall remain responsible for the performance of its duties under the Custodian Agreement and shall hold the Investment Company harmless for the acts and omissions of any bank or trust company serving as sub-custodian. For the services provided and expenses assumed by PNC Bank as custodian, PNC Bank is entitled to receive a fee, computed daily and payable monthly, at the following annual rates:

                                              INVESTMENT COMPANY'S
ANNUAL FEE                                AVERAGE ANNUAL GROSS ASSETS*
----------                                ----------------------------
  .025%    .....................  of the first $5 million
  .020%    .....................  of the next $5 million
  .015%    .....................  of the next $10 million
  .010%    .....................  of the next $10 million
  .008%    .....................  of amounts in excess of $30 million plus $10 for each purchase, sale or maturity transaction with an annual minimum of $5,000.
---------------

* Based on the average of the assets included in the Investment Company's net asset value on each day in such month that such value is calculated.

     PFPC, an indirectly wholly owned subsidiary of PNC, P.0. Box 8950, Wilmington, Delaware 19899, has been retained to act as transfer agent for the Investment Company. As transfer agent, PFPC, among other things, issues and redeems PCs, processes dividends, prepares various communications to PC holders, answers correspondence from PC holders, keeps records of the accounts of each PC holder and prepares and submits various reports to the Investment Company. For the services provided and expenses assumed by PFPC as transfer agent, PFPC is entitled to receive a fee, computed daily and payable monthly, equal to $15.00 per master account and sub-account per Portfolio per year, prorated in the case of accounts maintained for only a portion of a full year, plus $1.00 for each master account purchase or redemption transaction, plus $5.00 for each outgoing wire of Federal funds, provided that the minimum annual fee payable to PFPC shall be $5,000.



     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares (PCs) of a registered, open-end investment company continuously engaged in the issuance of its shares (PCs), and prohibit banks generally from issuing, underwriting, selling or distributing securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or bank generally from acting as investment adviser, transfer agent or custodian to such an investment company. PNC Bank, BIMC and PFPC are subject to such banking laws and regulations.



     Ballard, Spahr, Andrews & Ingersoll, counsel to BIMC, PNC Bank and PFPC, have advised the Investment Company, BIMC, PNC Bank and PFPC that BIMC, PNC Bank and PFPC may perform the services for the Investment Company contemplated by their agreements with the Investment Company, this prospectus and the Statement of Additional Information, without violation of applicable banking laws or regulations. Such counsel have pointed out, however, that future changes relating to the permissible activities of banks and their affiliates, as well as further interpretations of present requirements, could prevent BIMC, PNC Bank or PFPC from continuing to perform such services for the Investment Company. If BIMC, PNC Bank or PFPC were prohibited from continuing to perform such services, it is expected that the Investment Company's Board of Trustees would recommend that the Investment Company enter into new agreements with other qualified firms. Any new investment advisory agreement would be subject to PC holder approval.


ADMINISTRATOR


     CSC, located at 225 North Michigan Avenue, Chicago, Illinois 60601, serves as the Investment Company's administrator and acts generally in a supervisory capacity with respect to the Investment Company's overall operations and PC holder relations. CSC's administrative services include maintaining the Investment Company's Chicago, Illinois office; maintaining financial and accounting records other than those maintained by the Investment Advisers or their agents; supervising the performance of administrative and professional services to the Investment Company by others; monitoring, and notifying the Investment Company of, the eligibility of the Investment Company's present and prospective investors and certain requirements of various state insurance laws and regulations; receiving and processing applications from present and prospective investors in the Investment Company; and accumulating information for and coordinating (but not paying for) the preparation of reports to the Investment Company's PC holders and the SEC.

     For its administrative services, CSC is entitled to receive a fee from the Investment Company calculated daily and paid monthly at an annual rate not to exceed one-twentieth of one percent (.05%) of the average daily net assets of the Investment Company's Portfolios. (See the Statement of Additional Information under "Management of the Investment Company--Administrator".)

EXPENSES


     The Investment Company's ordinary operating expenses generally consist of fees for legal, accounting and other professional services, fees of BIMC, N&B, PNC Bank, PFPC and CSC, costs of Federal and state registrations and related distributions to PC holders, certain insurance premiums as well as the costs associated with maintaining corporate existence. Other costs include taxes, brokerage fees, interest and extraordinary expenses. For the period ending December 31, 1997, expense ratios were 0.10% for the Government/REPO Portfolio, 0.25% for the Money Market Portfolio and 0.30% for the Short-Term Portfolio. Without the waiver of advisory, administrator and service agent fees, the ratio of expenses to average daily net assets would have been 0.29% for the Government/REPO Portfolio and 0.57% for the Short-Term Portfolio for the period ending December 31, 1997.


                                   DIVIDENDS

     Investors in the Portfolios are entitled to dividends and distributions arising only from the net income and capital gains, if any, earned on investments held by that Portfolio. Each Portfolio declares net income daily as a dividend to PC holders of record at the close of business on the date of declaration. Dividends are paid monthly and will be reinvested in additional PCs or, if the investor so elects by checking the appropriate box on the application form, will be transmitted to such investor by wire within five (5) Business Days after the end of the month (or within five (5) Business Days after a redemption of all of the investor's PCs). Distributions of realized net capital gains of the Short-Term Portfolio, if any, are declared and paid once each year and may be reinvested in additional PCs or, at the option of the investor, paid in cash. The Government/REPO Portfolio and the Money Market Portfolio do not expect to realize net long-term capital gains.

                                     TAXES

     Under applicable provisions of the Internal Revenue Code (the "Code"), as amended, each particular Portfolio established within the Investment Company is to be treated for tax purposes as an entirely separate corporation. Therefore, each particular Portfolio intends to elect to be taxed as a "regulated investment company" ("RIC"), within the meaning of Subchapter M of the Code and each particular Portfolio intends to continue to satisfy the requirements for RIC classification for the current fiscal year and for each future fiscal year, so long as such qualification is considered to be in the best interest of the PC holders of that Portfolio. As a RIC, the Portfolio will not have to pay any Federal income tax on net investment income and net capital gains distributed to its PC holders, provided that, among other things, at least ninety percent (90%) of its investment company taxable income earned during each fiscal year (computed without regard to any deduction for dividends paid) is so distributed. The policy of each particular Portfolio established within the Investment Company will be to distribute substantially all its investment company taxable income each year.

     Insofar as PC holders of any particular Portfolio may themselves be subject to Federal income tax, dividends paid by the particular Portfolio in question from its net investment income and distribution of net short-term capital gains will be taxable to PC holders of the particular Portfolio in question as ordinary income, and dividends derived from net long-term capital gains will be taxable to PC holders of the particular Portfolio in question as long-term capital gains, whether received in cash or reinvested in additional PCs of that Portfolio or of PCs of any other Portfolio. PC holders of any particular Portfolio which are exempt from taxation will treat such income similarly to their other income items. Statements as to the tax status of dividends and capital gain distributions made to the PC holders of each Portfolio will be mailed annually. It is anticipated that none of the Portfolios' distributions will be eligible for the dividends-received deduction.

     Under the provisions of the Code, RICs such as each Portfolio established within the Investment Company may be subject to a four percent (4%) nondeductible Federal excise tax, if and to the extent that the RIC fails to distribute to its shareholders a sufficient amount of its annual income. In general, the required distribution amount is the sum of (i) ninety-eight percent (98%) of the RIC's ordinary income, and (ii) ninety-eight percent (98%) of the RIC's net capital gain income. The required distribution also includes the cumulative amount of distribution shortfalls from the tax years during which the four percent (4%) Federal excise tax is applicable. It is anticipated that each Portfolio shall be operated in a manner calculated to avoid the imposition, against the particular Portfolio in question, of this four percent (4%) Federal excise tax.

     Under the provisions of Code Section 514, a PC holder which is otherwise exempt from Federal income tax may subject certain of its income to Federal income tax, to the extent that the PC holder borrows funds and uses the borrowed funds, directly or indirectly, to acquire PCs of any particular Portfolio. The amount of income of the PC holder which would be subject to Federal income tax would be, in general, the net income (gross income less applicable deductions) derived by the PC holder from the investment, multiplied by a fraction, the numerator of which is the amount borrowed, and the denominator of which is the amount invested by the PC holder in the particular Portfolio in question. Certain expenses of the Investment Company will be passed through to its PC holders. Such amounts may or may not be deductible by the PC holders.

     Dividends and distributions from any of the Portfolios may be subject to additional state and local taxes and PC holders should consult their tax advisers with respect to such matters. No attempt is made here or in the Statement of Additional Information to present a detailed explanation of the tax treatment of any particular Portfolio established within the Investment Company or of its PC holders. Any discussion here or in the Statement of Additional Information is not intended as a substitute for careful tax planning.

                   DESCRIPTION OF PARTICIPATION CERTIFICATES

     The Investment Company was incorporated under the laws of the State of Maryland on August 6, 1985.

     The authorized capital stock of the Investment Company consists of five billion (5,000,000,000) PCs, par value $.001 per PC. The Investment Company presently offers investors three (3) classes of PCs as follows: (i) the Government/REPO Portfolio--one billion (1,000,000,000) PCs, (ii) the Money Market Portfolio-- two billion (2,000,000,000) PCs and (iii) the Short-Term Portfolio--one billion (1,000,000,000) PCs. The PCs of each class represent interests only in the corresponding Portfolio. When issued and paid for in accordance with the terms of the offering, each PC is fully paid and nonassessable. All PCs of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value at the option of the PC holder. In addition, the PCs have no preemptive, subscription, conversion or cumulative voting rights. PC holders are entitled to one (1) vote for each full PC held and fractional votes for fractional PCs held.

                            PERFORMANCE INFORMATION

     From time to time, the Investment Company may quote the yield of each of its Portfolios in reports and other communications to PC holders. For this purpose, the yield of the Government/REPO Portfolio and the Money Market Portfolio is calculated by dividing the Portfolio's average daily net investment income per PC for a specified seven (7) day period by the Portfolio's average net asset value per PC for the same period and annualizing the result on a three hundred sixty-five-day basis. In the case of the Short-Term Portfolio, quoted yield is calculated by dividing the net investment income per PC during a thirty
(30) day (or one month) period by the price per PC on the last day of that period. The result of this calculation is annualized assuming semi-annual reinvestment of dividend income.

     From time to time, the Investment Company may also quote the total return of its Short-Term Portfolio in reports and other communications to PC holders. For this purpose the total return of the Portfolio is an average annual compound rate of return over the periods cited that will equate a hypothetical $1,000 investment made at the beginning of the periods to the redeemable value at the end of the periods cited.

     Each Portfolio's performance will fluctuate. All statements of yield and total return are based on historical performance and are not intended to indicate future performance. Portfolio performance is affected by factors that include Portfolio quality and maturity, operating expenses, changes in interest rates and general market conditions. (See the Statement of Additional Information under "Performance Information" for a more complete description of yield and total return calculations.)

                              GENERAL INFORMATION

     The Investment Company sends to all of its PC holders of each Portfolio quarterly reports and annual reports, including a list of investment securities held by each Portfolio, and audited financial statements of each Portfolio.

     Coopers & Lybrand L.L.P. has been selected as the Investment Company's independent accountants.

     Seyfarth, Shaw, Fairweather & Geraldson, 55 East Monroe Street, Chicago, Illinois 60603, will pass upon the legality of the PCs offered hereby. Burton X. Rosenberg, a Partner of Seyfarth, Shaw, Fairweather & Geraldson, acts as General Counsel and Secretary to CSC and is also a member of its Board of Directors.

======================================================

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE INVESTMENT COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE INVESTMENT COMPANY IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE MADE LAWFULLY.

                            ------------------------

                               TABLE OF CONTENTS


                                         PAGE
                                         ----
Prospectus Summary and Introduction....    2
Portfolio Fee Tables...................    3
Financial Highlights...................    6
Investment Objectives and Policies.....    9
Purchase and Redemption of
  Participation Certificates...........   13
Net Asset Value........................   15
Management of the Investment Company...   16
Dividends..............................   20
Taxes..................................   20
Description of Participation
  Certificates.........................   21
Performance Information................   22
General Information....................   22


======================================================
======================================================

                           PLAN INVESTMENT FUND, INC.

                                   PROSPECTUS


                                 APRIL 22, 1998


======================================================

                           PLAN INVESTMENT FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                 April 22, 1998

                               Table of Contents


                                                                        Page
                                                                        ----
The Investment Company ................................................  B-2

Investment Objectives and Policies ....................................  B-2

Additional Purchase and Redemption Information ........................  B-6

Net Asset Value .......................................................  B-6

Management of the Investment Company ..................................  B-8

Additional Information Concerning Taxes ...............................  B-14

Dividends .............................................................  B-15

Performance Information ...............................................  B-15

Additional Description Concerning Investment Company
   Participation Certificates .........................................  B-16

Independent Accountants ...............................................  B-18

Counsel  ..............................................................  B-19

Miscellaneous  ........................................................  B-19

Appendix ..............................................................  B-20

Report of Independent Accountants
   and Financial Statements ...........................................  B-22


     This Statement of Additional Information should be read in conjunction with the Prospectus for Plan Investment Fund, Inc. dated April 22, 1998 and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in PCs of Plan Investment Fund, Inc. should be made solely upon the information contained herein. Copies of the Prospectus for Plan Investment Fund, Inc. may be obtained by calling Health Plans Capital Services Corp. at (312) 297-6372. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                             THE INVESTMENT COMPANY


     The Government/REPO Portfolio, Money Market Portfolio and Short-Term Portfolio (individually, a "Portfolio" and, collectively, the "Portfolios") are portfolios of Plan Investment Fund, Inc. (the "Investment Company"), a diversified, open-end management investment company. Each Portfolio is represented by a class of PCs separate from those of the Investment Company's other Portfolios. Unless otherwise indicated, all statements made in this Statement of Additional Information refer to all three Portfolios.

     Each of the Portfolios invests in diversified selections of liquid, high-quality securities. However, as described in the Prospectus, the three
(3) Portfolios have different investment objectives and policies and investors may allocate their investment in the Investment Company between the three (3) Portfolios as best suits their needs at any given time.

                       INVESTMENT OBJECTIVES AND POLICIES

     See the Prospectus for a description of the investment objectives and policies of the Investment Company. The following policy discussion supplements such description.

Portfolio Transactions

     Purchases and sales of securities for each Portfolio usually are principal transactions. Portfolio securities normally are purchased directly from the issuer or from an underwriter or market maker of the securities. There usually are no brokerage commissions paid by the Investment Company for such purchases. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. While the Investment Advisers intend to seek the best price and execution for portfolio transactions on an overall basis, the Investment Company may not necessarily pay the lowest spread or commission available on each transaction.

     Allocation of transactions, including their frequency, to various dealers is determined by the Investment Adviser of each Portfolio in its best judgment under the general supervision of the Board of Trustees of the Investment Company and in a manner deemed fair and reasonable to PC holders.

     Investment decisions for each Portfolio of the Investment Company are made independently from those for the other investment companies advised by the Investment Adviser. It may happen, on occasion, that the same security is held in one or more of such other investment companies. Simultaneous transactions are likely when several investment companies are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one (1) of such investment companies. When two (2) or more investment companies advised by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective investment companies, both as to amount and price, in accordance with a method deemed equitable to each investment company. In some cases this system may adversely affect the price paid or received by a Portfolio of the Investment Company or the size of the security position obtainable or sold for such Portfolio.

     The Investment Company will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into Repurchase Agreements or Reverse Repurchase Agreements with, BIMC and N&B (the Investment Advisers) or any affiliates, officers or employees of either of them.

Additional Information on Portfolio Instruments

     With respect to the variable amount master demand notes ("VAMD Notes") described in the Prospectus, the Investment Advisers to the respective Portfolios will consider the earning power, cash flows and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, VAMD Notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

     Examples of the types of U.S. Government obligations that may be held by the Investment Company include, in addition to U.S. Treasury bills, notes and bonds, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration and International Bank for Reconstruction and Development.

     The Investment Company may also invest in collateralized mortgage obligations ("CMO"s) which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the types of CMOs in which the Investment Company invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. The Investment Company may also invest in other asset-backed securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made.

     The maturity of the instruments in which the Investment Company invests normally shall be deemed to be a period remaining until the date noted on the face of the instrument is the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. An instrument issued or guaranteed by the U.S. Government or any agency thereof which has a variable rate of interest readjusted no less frequently than annually may be deemed to have a maturity equal to the period remaining until the next readjustment date. An instrument which has a demand feature that entitles the holder to receive the principal amount of such instrument from the issuer upon no more than seven (7) days' notice and which has a variable rate of interest may be deemed to have a maturity equal to the longer of the period remaining until the interest rate will be readjusted or the period remaining until the principal amount owed can be received through demand. An instrument which has a variable rate of interest may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. An instrument which has a demand feature that entitles the holder to receive the principal amount of such instrument from the issuer upon no more than seven (7) days' notice and which has a floating rate of interest may be deemed to have a maturity equal to the period of time remaining until the principal amount owed can be received from the issuer through demand.

     An investment owned by the Short-Term Portfolio which may have payments of principal prior to its final maturity date may be deemed to have a maturity equal to the average maturity of its principal balances. This average, called an average life, may include both scheduled payments of principal and estimates of the timing of principal payments. The Short-Term Portfolio may use an instrument's duration, the dollar weighted present value of all future cash flows, as a measure of final maturity. An instrument with a duration equivalent to that of an instrument with five and a quarter (5 1/4) years remaining until maturity may be deemed to comply with the five and a quarter (5 1/4) year maximum maturity investment limitation.

     The portfolio turnover for the Short-Term Portfolio may be expected to exceed one hundred percent (100%) per year. Because the Short-Term Portfolio invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the PCs of the Short-Term Portfolio since transactions occur primarily with issuers, underwriters or major dealers and usually do not include the expense of brokerage commissions.

     Appendix A attached hereto contains a description of the relevant rating symbols used by Standard & Poor's Corporation and Moody's Investors Service, Inc. for bonds and commercial paper in which the Portfolios invest.

Investment and Borrowing Limitations

     The Investment Company's Prospectus summarized certain of the Portfolios' investment and borrowing limitations that may not be changed without the affirmative vote of the holders of a "majority" of the outstanding PCs of the respective Portfolios (as defined herein under "Miscellaneous"). Below is a complete list of the Portfolios' investment limitations that may not be changed without such a vote of PC holders.

     The Portfolios may not:

     1. Borrow money, except from commercial banks for temporary purposes, and then in amounts not in excess of five percent (5%) of the total assets of the respective Portfolio at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amount borrowed or five percent (5%) of the total assets of the respective Portfolio at the time of such borrowing. This borrowing provision applies to Reverse Repurchase Agreements whose proceeds are utilized to provide liquidity to meet redemption requests when liquidation of portfolio securities is considered disadvantageous. At no time shall the level of funds borrowed to meet redemption requests exceed five percent (5%) of the total assets of the respective Portfolio; the interest expenses associated with such credit arrangements will be charged to the income of the respective Portfolio; and any new cash flows must be applied to retiring such Portfolio borrowings.

     2. Purchase any securities which would cause twenty-five percent (25%) or more of the total assets of the respective Portfolio at the time of such purchase to be invested in the securities of issuers conducting their principal business activities in the same general industry. There is no limitation for the Portfolios with respect to investments in U.S. Government obligations or for the Money Market Portfolio in obligations of domestic branches of U.S. banks.

     3. Purchase securities of any issuer, other than those issued or guaranteed by the U.S. Government, Federal agencies and government-sponsored corporations, if immediately after such purchase more than five percent (5%) of the total assets of the respective Portfolio would be invested in such issuer; except that up to one hundred percent (100%) of the total assets of the Government/REPO Portfolio and up to twenty-five percent (25%) of the total assets of the Money Market Portfolio and the Short-Term Portfolio may be invested in Repurchase Agreements with maturities not greater than seven (7) days without regard to this five percent (5%) limitation.

     4. Purchase securities, if immediately after such purchase more than ten percent (10%) of the total assets of the respective Portfolio would be invested in securities which are illiquid, including Repurchase Agreements with maturities greater than seven (7) days and VAMD Notes with greater than seven
(7) days' notice required for sale.

     5. Make loans, except that each Portfolio may purchase or hold debt instruments, and may enter into Repurchase Agreements, in accordance with its investment objectives and policies.

     6. Purchase securities issued by CSC.

     7. Purchase or sell commodities or commodity contracts, including futures contracts, or invest in oil, gas or mineral exploration or development programs.

     8. Acquire voting securities of any issuer or acquire securities of other investment companies.

     9. Purchase or sell real estate. (However, each Portfolio may purchase bonds and commercial paper issued by companies which invest in real estate or interest therein.)

     10. Purchase securities on margin, make short sales of securities or maintain a short position.

     11. Act as an underwriter of securities.

     12. Issue senior securities, except to the extent that certain investment policies related to Reverse Repurchase Agreements discussed herein and in the Prospectus may be deemed to involve the issuance of senior securities within the meaning of the 1940 Act.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Under the 1940 Act, the Investment Company may suspend the right of redemption or postpone the date of payment upon redemption (i) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or (ii) for any period during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practical, or for such other periods as the SEC, or any successor governmental authority, may by order permit for the protection of PC holders of the Portfolios. (The Investment Company may also suspend or postpone the recordation of the transfer of its PCs upon the occurrence of any of the foregoing conditions.)

     If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Investment Company may make payment wholly or partly in securities or other property; investors will incur expenses in disposing of redemption proceeds which are paid in this manner. The Investment Company has elected to commit itself to pay all redemption proceeds in cash up to the lesser of $250,000 or one percent (1.0%) of the respective Portfolio's net asset value for any Participation Certificate holder within a ninety (90) day period pursuant to a notification of election filed with the SEC under, and in accordance with the guidelines set forth in, Rule 18f-1 under the 1940 Act. (See "Net Asset Value" below for an example of when such redemption or form of payment might be appropriate.)

                                NET ASSET VALUE

     The net asset value per PC of each Portfolio is calculated by dividing the total value of the assets belonging to each Portfolio, less the value of any liabilities charged to each Portfolio, by the total number of PCs of the Portfolio outstanding.

Government/REPO Portfolio and Money Market Portfolio

     As stated in the Investment Company's Prospectus, the Government/REPO Portfolio and Money Market Portfolio securities are valued on the basis of amortized cost. In connection with their use of amortized cost valuation, the Portfolios limit the dollar-weighted average maturity of their investments to not more than seven (7) and ninety (90) days respectively and do not purchase any instrument with a remaining maturity of more than one (1) year at the time of purchase, except that items of collateral securing securities subject to Repurchase Agreements may bear longer maturities. The Investment Company's Board of Trustees also has established procedures that are intended to stabilize the Portfolios' net asset value per PC for purposes of sales and redemptions at $1.00. Such procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the Portfolios' net asset value per PC calculated by using available market quotations deviates from $1.00 per PC. In the event such deviation exceeds one-half of one percent (0.5%), the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the amount of any deviation from a Portfolio's $1.00 amortized cost price per PC may result in material dilution or other unfair results to investors or existing PC holders of the respective Portfolio, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Portfolio's average maturity; withholding or reducing dividends; redeeming PCs in kind; reducing the number of the Portfolio's outstanding PCs without monetary consideration; or utilizing a net asset value per PC determined by using available market quotations.

     Investors should also be aware that although procedures exist which are intended to stabilize the net asset value of the Government/REPO Portfolio and the Money Market Portfolio at $1.00 per PC, the value of the underlying assets of the Portfolios will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations in the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the Portfolios' yields may tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolios' yields may tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of its PCs will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolios, thereby reducing the Portfolios' current yield. In periods of rising interest rates, the opposite can be expected to occur.

Short-Term Portfolio

     As stated in the Investment Company's Prospectus, the Short-Term Portfolio's securities (i) for which market quotations are readily available, are valued at the most recent quoted bid prices provided by investment dealers, or (ii) for which such quotations are not readily available, are valued at their fair value in the best judgment of N&B under procedures established by, and under the supervision of, the Investment Company's Board of Trustees. In connection with these methods of valuation, the Short-Term Portfolio limits the dollar-weighted average maturity of its investments to not more than three hundred sixty (360) days and does not purchase any instrument with a remaining maturity of more than five and a quarter (5 1/4) years, or its duration equivalent, at the time of purchase, except that items of collateral securing securities subject to Repurchase Agreements may bear longer maturities.

                      MANAGEMENT OF THE INVESTMENT COMPANY

Trustees and Officers

     The Investment Company's Trustees and Executive Officers, their addresses, principal occupations during the past five (5) years and other affiliations are as follows:

                                            Principal Occupations
                        Position with the   During Past 5 Years
 Name and Address       Investment Company  and Other Affiliations
 ----------------       ------------------  ----------------------

 Howard F. Beacham III  Trustee             April 1998 to Present,
 344 South Warren St.                       President and Chief Operating
 Syracuse, NY 13202                         Officer, Blue Cross and Blue Shield
                                            of Central New York, Inc.;
                                            September 1997 to March 1998,
                                            Executive Vice President,
                                            Blue Cross and Blue Shield of
                                            Central New York, Inc.;
                                            October 1996 to August 1997,
                                            Senior Vice President
                                            Finance, Blue Cross and Blue
                                            Shield of Central New York,
                                            Inc.; 1993 to September 1996,
                                            Vice President Finance, Blue
                                            Cross and Blue Shield of
                                            Central New York; January
                                            1996 to Present,
                                            Secretary/Treasurer, HMO-CNY,
                                            Inc.; 1993 to present
                                            Secretary/Treasurer, BC&S
                                            Associates, Inc.

Philip A. Goss*       Trustee, President    January 1994 to Present,
225 N. Michigan Ave.  and Chief             President and Chief Executive
Chicago, IL 60601     Executive Officer     Officer, Health Plans Capital
                                            Services Corp.; February 1992 to
                                            December 1993, Vice President and
                                            Chief Operating Officer, Health
                                            Plans Capital Services Corp.;


                                            Principal Occupations
                      Position with the     During Past 5 Years
Name and Address      Investment Company    and Other Affiliations
----------------      --------------------  ----------------------
Gene Holcomb          Trustee               January 1996 to Present,
85 North Danny                              President, Blue Cross and Blue
Thomas Boulevard                            Shield of Tennessee; April
Memphis, TN  38103                          1994 to present, President and Chief
                                            Executive Officer, Blue Cross and
                                            Blue Shield of

                                             Memphis; 1993 to April 1994,
                                             Executive Vice President,
                                             Administration and Chief
                                             Financial Officer, Blue Cross
                                             and Blue Shield of Memphis.


Steven L. Hooker         Trustee             April 1996 to Present, Chief
100 S.W. Market St.                          Financial Officer and Treasurer,
Portland, OR  97201                          The Regence Group; April 1993
                                             to August 1996, Senior Vice
                                             President, Finance and
                                             Treasurer, Blue Cross and Blue
                                             Shield of Oregon; April 1993 to
                                             January 1997, President, Oregon
                                             Pacific States Insurance Company;
                                             1992 to March 1993, Vice
                                             President, Finance and Treasurer,
                                             Blue Cross and Blue Shield of
                                             Oregon.  Mr. Hooker also serves as
                                             a director of Regence Life and
                                             Health(formerly known as Oregon
                                             Pacific States Insurance Company)
                                             and Associated Administrators,
                                             Inc.

Ronald F. King           Executive           January 1997 to Present,
1215 S. Boulder Ave.     Trustee             President and Chief Executive
Tulsa, OK  74119                             Officer, Blue Cross and Blue
                                             Shield of Oklahoma; February
                                             1995 to December 1996, President
                                             and Chief Operating Officer,
                                             Blue Cross and Blue Shield of
                                             Oklahoma; March 1994 to January
                                             1995, Executive Vice President,
                                             Operations, Blue Cross and Blue
                                             Shield of Oklahoma; September
                                             1993 to February 1994, Senior
                                             Vice President, Finance and
                                             Corporate Treasurer, Blue Cross
                                             and Blue Shield of Oklahoma;
                                             January 1993 to September 1993
                                             Executive Vice President and Chief
                                             Operating officer, Member Service
                                             Life Insurance Company

                                             Principal Occupations
                         Position with the   During Past 5 Years
Name and Address         Investment Company  and Other Affiliations
----------------         ------------------  ----------------------

David M. Murdoch*        Trustee and         June 1995 to Present, Executive
225 N. Michigan Ave.     Treasurer           Vice President, Franchise
Chicago, IL  60601                           Operations, Chief Financial
                                             Officer and Treasurer, Blue Cross
                                             and Blue Shield Association; July
                                             1993 to June 1995, Senior Vice
                                             President, Licensing, Finance and
                                             Operations, Blue Cross and Blue
                                             Shield Association; January 1993
                                             to June 1993, Senior Vice
                                             President, Business Support and
                                             Strategy, Blue Cross and Blue
                                             Shield Association; prior to
                                             December 1993, President and Chief
                                             Executive Officer, Health Plans
                                             Capital Services Corp. Mr. Murdoch
                                             also serves as a director of
                                             Health Plans Capital Services
                                             Corp. and Ravenswood Health Care
                                             Medical Center.

M. Edward Sellers        Trustee             1993 to Present, President and
I-20 East at Alpine Rd.                      and Chief Executive Officer,
Columbia, SC 29219                           Blue Cross and Blue Shield of
                                             South Carolina

Thomas J. Ward           Trustee             1993 to Present, President, and
70 North Main Street                         Chief Executive Officer, Blue
Wilkes-Barre, PA  18711                      Cross of Northeastern
                                             Pennsylvania.

Sherman M. Wolff         Trustee             1993 to Present, Senior
300 East Randolph St.                        Vice President, Corporate
Chicago, IL  60601                           Resources and Chief Financial
                                             Officer, Blue Cross and Blue
                                             Shield of Illinois.  Mr. Wolff
                                             also serves on the Boards of Fort
                                             Dearborn Life Insurance Company,
                                             Dental Network of America, BCI
                                             HMO, Inc., Green Spring Mental
                                             Health Services and Third Coast
                                             Insurance Company.


                                           Principal Occupations
                       Position with the   During Past 5 Years
Name and Address       Investment Company  and Other Affiliations
----------------       ------------------  ----------------------

Dale E. Palka          Assistant           December 1996 to Present,
225 N. Michigan Ave.   Secretary           Executive Director, Investment
Chicago, IL  60601                         Programs, CSC; 1993 to December
                                           1996, Director of Investments, Blue
                                           Cross and Blue Shield of Michigan.

Burton X. Rosenberg    Secretary           1993 to Present, Partner,
55 East Monroe Street                      Seyfarth, Shaw, Fairweather &
Chicago, IL  60603                         Geraldson.

_______________________________________________________________________________

* Such Trustees of the Investment Company are also members of the Board of Directors of CSC and thus may be deemed "interested persons" as defined in the 1940 Act.

     The Investment Company reimburses its Trustees for out-of-pocket expenses related to attending meetings. Trustees who are not employed by Blue Cross and/or Blue Shield Plans, or any subsidiaries or affiliates thereof, are paid $500 for participation in each regular meeting and $150 for participation in each telephonic meeting. The Investment Company does not pay any compensation to its other Trustees or to its Officers for acting in such capacities. Seyfarth, Shaw, Fairweather & Geraldson, of which Mr. Rosenberg is a partner, receives legal fees as counsel to the Investment Company. No director, officer or employee of BIMC, N&B, PNC Bank or PFPC is eligible to serve as a Trustee or Officer of the Investment Company. The Trustees and Officers of the Investment Company in their individual capacities own none, and cannot own any, of the Investment Company's PCs. For the period ended December 31, 1997, a total of $13,794 was paid by the Investment Company for Trustee meeting expenses.

                                                Pension or       Estimated
          Capacities in                         Retirement         Annual
              Which                          Benefits Accrued     Benefits
Name of   Remuneration       Aggregate      During Registrant's     Upon
Person    Was Received      Remuneration      Last Fiscal Year   Retirement
-------   --------------  ----------------  -------------------  ----------


   For the fiscal year ended December 31, 1997 the Investment Company did not pay any remuneration to, or accrue any retirement benefits for, any of its Trustees or Officers.


Investment Advisers and Service Agent

     The services BIMC and N&B provide as Investment Advisers, as well as the annual fees, calculated as percentages of each Portfolio's annual net assets, payable to them and expenses assumed by them, are described briefly in the Investment Company's Prospectus. More specifically, BIMC and N&B supervise the sales of securities, and place orders for such transactions. As Service Agent for all three Portfolios of the Investment Company, BIMC maintains financial and other books and records, including appropriate journals and ledgers; verifies trade tickets; calculates weighted average maturity, dividends and yields; prepares unaudited financial statements; prepares or assists in the preparation of regulatory filings; computes net asset value and the market value of assets of the Investment Company; prepares reports to the Board of Trustees of the Investment Company; and performs related administrative services. BIMC agrees to abide by applicable legal requirements in providing these services.

     In addition, BIMC and N&B have agreed that if, in any fiscal year, the expenses borne by the Government/REPO Portfolio, the Money Market Portfolio or the Short-Term Portfolio, respectively, exceed the applicable expense limitations imposed by the securities regulations in any state in which PCs of the Portfolios are registered or qualified for sale to the public, they will reimburse the respective Portfolio for any excess to the extent required by such regulations. Unless otherwise required by law, such reimbursement would be accrued and paid by the Portfolios. To the knowledge of the Investment Company, the expense limitations in effect on the date of this Statement of Additional Information, are no more restrictive than one and one-half percent (1.5%) of the respective Portfolios' average net assets up to $30 million and one percent (1%) of their respective average annual net assets in excess of $30 million. For the fiscal periods ended December 31, 1995, 1996 and 1997, BIMC was paid fees of $88,730, $69,444 and $47,776, respectively, net of $11,270, $30,556 and $52,224 waived fees, as service agent for the Short-Term Portfolio. For the same periods BIMC was paid fees of $968,558, $1,017,246 and $880,230 respectively, net of $31,425, $47,621 and $9,807 waived fees, as investment advisor and service agent for the Money Market Portfolio. For the same periods N&B was paid fees of $136,295, $99,207 and $68,251, respectively, net of $107,922, $92,413 and $85,065 waived fees, as investment advisor for the Short-Term Portfolio. For the June 1, inception of operations, through December 31, 1995 period and the fiscal periods ending December 31,1996 and 1997, BIMC was paid $4,436, $38,169 and $86,014, respectively, net of $54,651, $172,944 and $308,175 waived fees, as investment advisor and service agent for the Government/REPO Portfolio.

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the PCs of a registered, open-end investment company continuously engaged in the issuance of its PCs, and prohibits banks generally from issuing, underwriting, selling or distributing securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company. PNC Bank, BIMC and PFPC are subject to such banking laws and regulations.

Administrator

     As the Investment Company's administrator, CSC administers the Investment Company's operations, including acting as liaison with its PC holders, and has agreed to: (i) furnish the Investment Company with adequate office facilities, utilities, office equipment and related services; (ii) be responsible for the financial and accounting records required to be maintained by the Investment Company (including those being maintained by the Investment Company's custodian and transfer agent, both of which CSC supervises) other than those being maintained by the Investment Advisers; (iii) supervise the Investment Company's activities with respect to accounting, clerical, bookkeeping, recordkeeping and statistical services at such office facilities; (iv) arrange, but not pay for, the preparation for the Investment Company and holders of its PCs of all required tax returns and reports to the Investment Company's PCs holders and the SEC, as necessary, and, as appropriate, the periodic updating of the Registration Statement and Prospectus; (v) oversee the performance of administrative and professional services to the Investment Company by others, including the Investment Company's custodian, transfer agent and service agent;
(vi) monitor, and notify the Investment Company of, the eligibility of the Investment Company's present and prospective investors and certain requirements of various state insurance laws and regulations; (vii) receive and process applications from present and prospective investors in the Investment Company; and (viii) authorize and permit any of its directors, officers and employees who may be elected as Trustees or Officers of the Investment Company to serve in the capacities in which they are elected. The administrator may engage sub-administrators or servicing agents to perform its obligations under its agreement with the Investment Company. For the fiscal periods ended December 31, 1995, 1996 and 1997, CSC was paid fees of $291,670, $313,494 and $255,012, respectively, net of $10,476, $15,874 and $3,270 waived fees, as administrator for the Money Market Portfolio and $42,618, $29,762 and $20,475 net of $7,011, $5,642 and $5,623 waived fees, as administrator for the Short-Term Portfolio. For the June 1, inception of operations, through December 31, 1995 period and the fiscal periods ended December 31, 1996 and 1997, CSC was paid $10,860, $27,853 and $35,133, respectively, net of $3,912, $24,925 and $63,624 waived fees, as administrator for the Government/REPO Portfolio.

                    ADDITIONAL INFORMATION CONCERNING TAXES

     The following is only a summary of certain additional tax considerations generally affecting the Investment Company, the Portfolios established within the Investment Company, and the PC holders of each Portfolio established within the Investment Company which are not described in the Investment Company's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Investment Company, the Portfolios established within the Investment Company, and the discussion here and in the Investment Company's Prospectus is not intended as a substitute for careful tax planning.

     In order for any particular Portfolio established within the Investment Company to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Portfolio in question must derive at least ninety percent (90%) of its gross income in each taxable year from dividends, interest, payments with respect to security loans (as defined in Code Section 512(a)(5)), and gains from the sale or other disposition of stock or securities, and derive less than thirty percent (30%) of its gross income in each taxable year from the sale or other disposition of securities held for less than three (3) months. Interest (including original issue discount and certain accrued market discount) received by the particular Portfolio in question at maturity or disposition of a security held for less than three (3) months will not be treated as gross income derived from the sale or other disposition of a security within the meaning of this requirement. In addition, at the close of each quarter of its taxable year, at least fifty percent (50%) of the value of the assets of the particular Portfolio in question must consist of (1) cash and cash items, Government securities and securities of other regulated investment companies and (2) securities of other issuers as to which the particular Portfolio in question has not invested more than five percent (5%) of its total assets in securities of such issuer and as to which the particular Portfolio in question does not hold more than ten percent (10%) of the outstanding voting securities of such issuer. The particular Portfolio in question must not have more than twenty-five percent (25%) of the value of its total assets invested in the securities of any one industry (other than U.S. Government obligations or, in the case of the Money Market Portfolio, certain bank obligations).

     Dividends paid out of the interest income and the net short-term capital gain income of any particular Portfolio are taxable to the PC holders of that Portfolio as ordinary income, regardless of whether PC holders reinvest such dividends in PCs of that Portfolio or any other Portfolio or are paid in cash. Dividends designated as paid out of that particular Portfolio's net capital gain ("Capital Gain Dividends"), i.e. the excess of net long-term capital gains over net short-term capital losses, are taxable to PC holders of the Portfolio as long-term capital gains. Any Capital Gain Dividends paid by the particular Portfolio in question will be taxable to PC holders of that Portfolio as long-term capital gains, regardless of how long PCs of that Portfolio have been held and whether reinvested in PCs or paid in cash. Under the provisions of the Code, starting with 1987, any long-term capital gains will be taxed at ordinary income tax rates, but with special transitional relief being provided, so that the maximum rate of Federal income tax imposed upon the receipt of any such long-term capital gains will be thirty-four percent (34%) in the case of a corporation.

     PC holders which are exempt from taxation will treat income resulting from investments in any particular Portfolio similarly to their other dividend and long-term capital gain income.

                                   DIVIDENDS

     Net income of each Portfolio for dividend purposes (from the time of the immediately preceding determination thereof) will consist of (i) interest accrued and dividend earned (including both original issue and market discount) less amortization of any premium, (ii) plus or minus, in the case of the Government/REPO Portfolio and the Money Market Portfolio, all realized short-term gains and losses, if any, attributable to such Portfolio including such Portfolio's pro rata share of the fees payable to, and the general expenses (e.g. legal, accounting and Trustee's fees) of, the Investment Company prorated on the basis of relative net asset value of the Investment Company's other Portfolios applicable to that period.

                            PERFORMANCE INFORMATION

Determination of Yield

     From time to time, the Investment Company may quote the Government/REPO Portfolio and the Money Market Portfolio "yield" and "effective yield" in communications to PC holders that are deemed to be advertising. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Government/REPO Portfolio and the Money Market Portfolio refers to the income generated by an investment in the Portfolios over a seven-day period as identified in the communication. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested weekly. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. For the seven day period ending December 31, 1997 the Money Market Portfolio average yield was 5.47% and the effective yield was 5.62%. For the same period the Government/REPO Portfolio average yield was 5.55% and the effective yield was 5.71%.

     From time to time, the Investment Company may also quote the Short-Term Portfolio "yield" in communications to PC holders that are deemed to be advertising. The standardized method used to calculate the Short-Term Portfolio yield differs from the Government/REPO Portfolio and the Money Market Portfolio yield calculations. Short-Term Portfolio yield is calculated by dividing the net investment income per Participation Certificate during a 30-day (or one month) period by the price per Participation Certificate on the last day of that period. The result of this calculation is then annualized assuming semi-annual reinvestment of dividend income. For the 30 day period ending December 31, 1997 the Short-Term Portfolio 30 day yield was 5.50%.

     The yields of the Government/REPO Portfolio, the Money Market Portfolio and the Short-Term Portfolio were positively affected by fee waivers. (See

"Investment Advisors and Service Agent" and "Administrator" under "Management of the Investment Company".)

Total Return

     From time to time, the Investment Company may quote the total return of its Short-Term Portfolio in reports and other communications to PC holders. For this purpose the total return of the Portfolio is an average annual compound rate of return over the periods cited that will equate a hypothetical $1,000 investment made at the beginning of the periods to the redeemable value at the end of the periods cited. The Short-Term Portfolio total return fluctuates in response to fluctuations in interest rates and the expenses of the Portfolio. Consequently, any given total return quotation should not be considered as representative of the Portfolio's total return in any specified period in the future. The annualized Short-Term Portfolio total returns were 5.85% for the one year ended December 31, 1997, 4.68% for the five years ended December 31, 1997 and 6.27% for the ten years ended December 31, 1997.

     The total return of the Short-Term Portfolio was positively affected by fee waivers. (See "Investment Advisors and Service Agent" and "Administrator" under "Management of the Investment Company".)


                       ADDITIONAL DESCRIPTION CONCERNING
                 INVESTMENT COMPANY PARTICIPATION CERTIFICATES

     The Investment Company's Amended and Restated Articles of Incorporation provide that on any manner submitted to a vote of PC holders, all PCs, irrespective of class, shall be voted in the aggregate and not by class except that (i) as to the matter with respect to which a separate vote of any class is required by the 1940 Act or the General Corporation Law of the State of Maryland, such requirements as to a separate vote by that class shall apply in lieu of the aggregate voting as described above, and (ii) as to the matter which does not affect the interest of a particular class, only PC holders of the affected class shall be entitled to vote thereon.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Investment Company shall not be deemed to have been effectively acted upon unless approved by the holders of a "majority" of the outstanding PCs (as defined herein under "Miscellaneous") of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of such class. However, Rule 18f-2 exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of Rule 18f-2.

     The chart below sets forth those PC holders each of which owned of record or beneficially five percent (5%) or more of the outstanding PCs of a Portfolio as of February 27, 1998.

                                 Percent of PCs   Percent of PCs  Percent of PCs
                                    Owned of         Owned of       Owned of
                                 Government/REPO   Money Market    Short-Term
PC Holder                           Portfolio       Portfolio       Portfolio
---------                        ---------------  --------------  --------------


Blue Shield of California               0.0%            7.9%            0.0%
50 Beale Street
San Francisco, CA  94105

Anthem Blue Cross and                   0.0%            1.2%            8.9%
 Blue Shield of Connecticut
370 Bassett Road
North Haven, CT 06473

Hawaii Medical Services                 0.0%            5.5%            0.0%
 Association
818 Keeaumoku Street
Honolulu, HI 96814

Blue Cross and Blue Shield              6.8%           12.9%           13.7%
 Association
225 North Michigan Avenue
Chicago, IL  60601

Health Care Service Corporation,        0.0%           15.4%           32.8%
 a Mutual Legal Reserve Company
300 East Randolph Street
Chicago, IL  60601

Health Plans Capital                    6.7%            1.1%            4.1%
 Services Corp.
225 North Michigan Avenue
Chicago, IL  60601

                                 Percent of PCs   Percent of PCs  Percent of PCs
                                    Owned of         Owned of       Owned of
                                 Government/REPO   Money Market    Short-Term
PC Holder                           Portfolio       Portfolio       Portfolio
---------                        ---------------  --------------  --------------

Blue Cross and Blue Shield             0.0%            7.3%            0.0%
 of Kansas
1133 Topeka Boulevard
Topeka, KS 66629

Blue Cross and Blue Shield            32.2%            3.0%            0.0%
 of Massachusetts
100 Summer Street
Boston, MA 02110

Blue Cross and Blue Shield             0.0%            5.1%            0.0%
 of New Jersey
3 Penn Plaza East
Newark, NJ 07105

Finger Lakes Blue Cross                0.0%            5.3%            0.0%
 and Blue Shield
150 East Main Street
Rochester, NY  14647

Blue Cross and Blue Shield             0.0%            1.6%           23.3%
 of Oklahoma, Inc.
1215 South Boulder Avenue
Tulsa, OK   74119

Capital Blue Cross                    25.6%            0.1%            2.8%
2500 Elmerton Avenue
Harrisburg, PA   17110

Independence Blue Cross                9.8%            0.0%            0.6%
1901 Market Street
Philadelphia, PA  19103

Highmark, Inc.                         0.0%            7.5%            4.2%
120 Fifth Avenue
Pittsburgh, PA   15222

Blue Cross and Blue Shield             9.9%            0.2%            0.0%
 of South Carolina
I-20 East at Alpine Road
Columbia, SC  29219


                            INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., independent accountants, with offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serve as independent accountants of the Investment Company. The financial statements dated December 31, 1997 which appear in this Statement of Additional Information and the financial highlights which appear in the Prospectus have been audited by Coopers & Lybrand L.L.P. whose report thereon dated February 9, 1998, appears elsewhere herein and have been included herein and therein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.


                                    COUNSEL

     Seyfarth, Shaw, Fairweather & Geraldson, 55 East Monroe Street, Chicago, Illinois 60603, will pass upon the legality of the PCs offered hereby. Burton
X. Rosenberg, a Partner at Seyfarth, Shaw, Fairweather & Geraldson, acts as General Counsel and Secretary to the Investment Company and CSC and is also a member of the CSC Board of Directors. Ballard, Spahr, Andrews & Ingersoll act as counsel to PNC Bank, BIMC and PFPC. Levitt, Greenberg, Kaufman & Goldstein act as counsel to N&B.

                                 MISCELLANEOUS

     As used in the Prospectus and in this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from PC holders, means the vote of the holders of more than fifty percent (50%) of the Investment Company's outstanding PCs of each class affected by the matter with respect to which the vote is being taken.


     The Investment Company has chosen a calendar fiscal year.

     Purchase orders for PCs of each of the Portfolios are accepted by the Investment Company's Transfer Agent which is located in Wilmington, Delaware.

                                    APPENDIX

                DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS


     The Investment Company may invest in securities which at time of purchase have ratings not lower than the following:


Type of
Security  Rating Agency          Rating   Summary of Rating
--------  -------------------    ------   -------------------------

Bond      Moody's Investors       A-3     Bonds which are rated "A"
          Service, Inc.                   possess many favorable
          ("Moody's")                     investment attributes and are to
                                          be considered as upper medium
                                          grade obligations.  Factors giving
                                          security to principal and interest
                                          are considered adequate but
                                          elements may be present which
                                          suggest a susceptibility to
                                          impairment sometime in the
                                          future.  The modifier "3"
                                          indicates that the issue ranks in
                                          the lower end of its generic
                                          rating category.


Bond      Moody's                 Aa      Bonds which are rated "Aa" are judged
                                          to be of high quality by all
                                          standards.  Together with the "Aaa"
                                          group they comprise what are generally
                                          known as high grade bonds.  They are
                                          rated lower than the best bonds
                                          because margins of protection may not
                                          be as large as in "Aaa" securities or
                                          fluctuation of protective elements
                                          may be of greater amplitude or there
                                          may be other elements present which
                                          make the long term risks appear
                                          somewhat larger then in the "Aaa"
                                          securities.

Bond      Standard & Poor's       A-      Debt rated "A" has a strong
          Corporation                     capacity to pay interest and
          ("S  & P")                      repay principal although it is
                                          somewhat more susceptible to the
                                          adverse effects of changes in
                                          circumstances and economic conditions
                                          than debt in higher rated categories.
                                          The "minus" shows a relative lower
                                          standing within the major "A"
                                          category.

Bond      S & P                   AA      Debt rated "AA" has a very strong
                                          capacity to pay interest and repay
                                          principal and differs from the higher
                                          rated issues only in small degree.



Type of
Security    Rating Agency        Rating   Summary of Rating
--------    -----------------    ------   -------------------------

Commercial  Moody's              Prime-1  Commercial Paper rated
Paper                                     "Prime-1" has a superior capacity for
                                          repayment of short-term promissory
                                          obligations evidenced by leading
                                          market positions in well-established
                                          industries, high rates of return on
                                          funds employed, conservative
                                          capitalization structure with moderate
                                          reliance on debt and ample asset
                                          protection, broad margins in earnings
                                          coverage of fixed financial charges
                                          and high internal cash generation and
                                          well established access to a range of
                                          financial markets and assured sources
                                          of alternate liquidity.

Commercial  S & P                A-1      This designation indicates
Paper                                     that the degree of safety regarding
                                          timely payment is either overwhelming
                                          or very strong.

                                   REPORT OF

                          INDEPENDENT ACCOUNTANTS AND

                              FINANCIAL STATEMENTS

                                     PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

            (a)  Financial Statements

                 (1)    Included in Part A:

                        Financial Highlights

                 (2)    Included in Part B:

                        Report of Independent Accountants; Statements of Net Assets of the Government/REPO Portfolio, Money Market Portfolio and Short-Term Portfolio as of December 31, 1997; Statements of Operations for the Government/REPO Portfolio, Money Market Portfolio and Short-Term Portfolio for the year ended December 31, 1997; Statements of Changes in Net Assets for the Government/REPO Portfolio, Money Market Portfolio and Short-Term Portfolio for the years ended December 31, 1997 and December 31, 1996; Financial Highlights for the Government/REPO Portfolio (for a Participation Certificate outstanding throughout the period) for the years ended December 31, 1997 and 1996 and the period ended December 31, 1995 and for the Money Market Portfolio and Short-Term Portfolio (for a Participation Certificate outstanding throughout the period) for the years ended December 31, 1997, December 31, 1996, December 31, 1995, December 31, 1994 and December 31, 1993; Notes to Financial Statements

            (b)  Exhibits


Exhibit No.  Description of Exhibit
-----------  ----------------------
      1      Form of Amended and Restated Articles of Incorporation of Registrant**

      1 (a)  Articles of Amendment to Amended and Restated Articles of
             Incorporation of Registrant**

      1 (b)  Articles of Amendment to Amended and Restated Articles of
             Incorporation of Registrant**

      2      Bylaws of Registrant as Amended**

      3      Not applicable

      4      Specimen copy of Participation Certificate issued by Registrant**

      5      Form of Investment Advisory and Service Agreement for the


             Money Market Portfolio**

      5 (a)  Form of Investment Advisory Agreement for the Short-Term
             Portfolio**

      5 (b)  Form of Investment Advisory Agreement for the Government/REPO
             Portfolio *

      6      Not applicable

      7      Not applicable

      8      Form of Custodian Agreement**

      8 (a)  Form of Transfer Agency Agreement**

      9      Form of Administration Agreement**

      9 (a)  Form of Service Agreement for the Short-Term Portfolio**

     10      Opinion of Counsel**

     11      Consent of Coopers & Lybrand L.L.P.

     12      Not applicable

     13      Subscription Agreement**

     14      Not applicable

     15      Not applicable

     16      Computation of performance quotation

     27.1    Financial Data Schedule for the Money Market Portfolio

     27.2    Financial Data Schedule for the Short-Term Portfolio

     27.3    Financial Data Schedule for the Government/REPO Portfolio

_______________________________________________________________________________

* Incorporated by reference from Registration Statement on Form N-1A No. 2-99584 as filed with the SEC by the Registrant on March 30, 1995.

** Incorporated by reference from Registration Statement on Form N-1A No.
   2-99584 as filed with the SEC by the Registrant on April 19, 1996.


Item 25.    Persons Controlled by or Under Common
            Control with Registrant

            None

Item 26.    Number of Holders of Securities


     As of February 27, 1998, the number of record holders of Investment Company PCs were as follows:

                                                Number of
                                Portfolio     Record Holders
                             ---------------  --------------

                             Government/REPO          22

                             Money Market            100

                             Short-Term               22

Item 27.                     Indemnification


     Under Article IX of the Registrant's Articles of Incorporation, any Trustee, Officer, employee or agent of the Registrant is indemnified to the fullest extent permitted by the General Corporation Law of the State of Maryland from and against any and all of the expenses and liabilities reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Trustee, Officer, employee or agent of the Registrant. This provision does not authorize indemnification when it is determined that such Trustee, Officer, employee or agent would otherwise be liable to Registrant or its PC holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties (collectively, "Disabling Conduct").

     The Registrant shall use reasonable and fair means to determine whether such indemnification shall be made. The determination that a person to be indemnified is not liable to the Registrant or its PC holders by reason of Disabling Conduct, and therefore eligible for indemnification, shall be determined by (i) a final decision on the merits by a court or other body before whom such proceeding is brought or (ii) after their review of the facts, by vote of a majority of a quorum of Trustees who are neither "interested persons" (as defined in the 1940 Act) nor parties to the proceeding (a "Disinterested Majority")or by independent counsel in a written opinion to the Registrant. The Registrant's indemnification policy permits the Registrant to advance attorneys' fees or other expenses incurred by its Trustees, Officers, employees or agents in defending such a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is determined ultimately that he is entitled to indemnification. As a condition to such advance (i) the indemnitee shall provide a security for his undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a Disinterested Majority, or an independent legal counsel in a written opinion to the Investment Company, shall determine, based on a review of readily available facts to the Investment Company, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 28.    Business and Other Connections of
            Investment Adviser


     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of the Registrant's Investment Advisers is, or at any time during the past two (2) years have been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

                  PNC BANK, NATIONAL ASSOCIATION ("PNC Bank")


Position                                Other Business         Type of
with Bank             Name               Connections           Business
---------       ------------------  -----------------------  -------------

Director        B.R. Brown          President and Chief      Coal
                                    Executive Officer
                                    Consol, Inc.
                                    Pittsburgh, PA

Director       Constance E.         Allegheny University     Medical
               Clayton              of the Health Sciences
                                    Philadelphia, PA

Director       Eberhard             Chairman and Chief       Manufacturing
               Faber, IV            Executive Officer
                                    E.F.L. Inc.
                                    Bearcreek, PA

Director       Dr. Stuart Heydt     President and Chief      Medical
                                    Executive Officer
                                    Geisinger Health System
                                    Harrisburg, PA

Director       Edward P.            (Retired) Vice Chairman  Banking
               Junker, III          PNC Bank, NA
                                    Erie, PA

Director       Thomas A. McConomy   Chairman                 Manufacturing
                                    Calgon Carbon Corp.
                                    Swickley, PA

                  PNC BANK, NATIONAL ASSOCIATION ("PNC Bank")


Position                                  Other Business            Type of
with Bank          Name                    Connections              Business
---------    ------------------       -----------------------     -------------

Director     Thomas H. O'Brien        Chairman and Chief          Banking
                                        Executive Officer
                                      PNC Bank Corp.
                                      Pittsburgh, PA

Director     Rocco A. Ortenzio        Chairman and Chief          Medical
                                        Executive Officer
                                      Select Medical Corporation
                                      Mechanicsburg, PA

Director     Robert C. Robb, Jr.      President                   Financial
                                      Lewis, Eckert, Robb &       and
                                      Company                     Management
                                      Plymouth Meeting, PA        Consultants

Director     James E. Rohr            President and Chief         Banking
                                        Executive Officer
                                      PNC Bank, NA
                                      Pittsburgh, PA

Director     Daniel M. Rooney         President                   Football
                                      Pittsburgh Steelers
                                        Football Club of the
                                        National Football League
                                      Pittsburgh, PA

Director     Seth E. Schofield        Chairman                    Security
                                      Base International          Consulting
                                      Pittsburgh, PA


The information required by this Item 28 with respect to each director, officer and partner of BIMC (formerly known as PNC Institutional Management Corporation) is incorporated by reference to Schedules A and D of Form ADV filed by BIMC with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (SEC File No. 801-13304).

The information required by this Item 28 with respect to each director, officer and partner of Neuberger & Berman, LLC is incorporated by reference to Schedules A and D of Form ADV filed by Neuberger & Berman with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (SEC File No. 801-3908).


Item 29.    Principal Underwriter

            Not applicable

Item 30.    Location of Account and Records

             Location
    ---------------------------
       (To the extent known)      Types of Records
    ---------------------------   ----------------

    1.   Health Plans Capital     Copies of the Minute Book, Bylaws,
         Services Corp.           Amended and Restated Articles of
         225 N. Michigan Ave.     Corporation, annual audited financial
         Chicago, IL 60601        statements, and those records maintained
                                  by the Investment Company's Custodian and
                                  Transfer Agent.

    2.   Neuberger & Berman       Records of the Short-Term Portfolio's
         605 Third Avenue         investment activities and all periodic
         New York, NY 10158       financial and statistical reports and returns
                                  required to be filed with the SEC and other
                                  regulatory agency, including statements,
                                  confirmations, monthly purchase and sale
                                  ledgers, statements of investment income,
                                  calculations of the weighted average maturity
                                  and the yield of the Short-Term Portfolio.

    3.   PFPC Inc.                Returns and reports relating to the
         P.O. Box 8950            Investment Company's dividends and
         Wilmington, DE 19899     distributions; proxy cards for meetings of the
                                  Investment Company's PC holders;
                                  correspondence from PC holders, securities
                                  brokers and others; state by state
                                  registration reports; periodic and special
                                  reports required or requested by state
                                  insurance commissions and the Investment
                                  Company; various types of statistical
                                  information relating to the PC holder
                                  accounts; and for each PC holder (i) his name,
                                  address, and United States Tax Identification
                                  or Social Security number, (ii) number of PCs
                                  held and number of PCs for which certificates,
                                  if any, have been issued, including
                                  certificate numbers and denominations, (iii)
                                  historical information regarding the account
                                  of each PC holder, including dividends and
                                  distributions paid and the date and price paid
                                  for all transactions in a PC holder's
                                  account, (iv) any stop or restraining order
                                  placed against a PC holder's account, (v) any
                                  correspondence relating to the current
                                  maintenance of a PC holder's account,
                                  information with respect to withholdings
                                  and (vi) any information required by PFPC to
                                  perform any calculations contemplated or
                                  required by the 1940 Act.

             Location
    ---------------------------
       (To the extent known)      Types of Records
    ---------------------------   ----------------

    4.   BlackRock Institutional  Daily journals of the Government/REPO,
         Management Corp.         Money Market and Short-Term Portfolios'
         400 Bellevue Parkway     investments, PCs, income and expenses,
         Wilmington, DE  19809    books and records relating to their
                                  securities transactions and books of
                                  account; the Investment Company's
                                  semi-annual reports to the SEC
                                  on Form N-SAR, federal, state and other
                                  tax records, reports to PC holders and
                                  notices to the SEC required pursuant to
                                  Rule 24f-2 under the 1940 Act; and for
                                  each Portfolio (i) unaudited financial
                                  statements, including Schedules of
                                  Investments, Statements of Assets and
                                  Liabilities, Statements of Operations,
                                  Statements of Changes in Net Assets, Cash
                                  Statements and Schedules of Capital Gains
                                  and Losses, (ii) fiscal year summaries and
                                  (iii) quarterly broker security
                                  transaction summaries and monthly security
                                  transaction listings.


    5.   PNC Bank, National       Separate custodian accounts for each
         Association              Portfolio; records of securities and non-
         17th and Chestnut Sts.   cash property of each Portfolio; daily
         Philadelphia, PA 19103   confirmations and summaries of transfers
                                  to or from the account of each Portfolio;
                                  monthly statements of each Portfolio's
                                  property held by PNC Bank; books and
                                  records relating to the Investment
                                  Company's participation in the Book-Entry
                                  System or use of the Depository; reports on
                                  PNC Bank's own system of internal control;
                                  periodic and special reports as the Investment
                                  Company requests; monthly statements
                                  summarizing all transactions and entries for
                                  the account of each Portfolio; monthly reports
                                  of portfolio securities belonging to each
                                  Portfolio; monthly reports of the cash account
                                  of each Portfolio showing disbursements;
                                  reports required pursuant to Rule 17f-4 under
                                  the 1940 Act; and reports and data requested
                                  or required by state insurance commissioners.

             Location
    ---------------------------
       (To the extent known)      Types of Records
    ---------------------------   ----------------

    6.   Burton X. Rosenberg       Minute Book, Bylaws and Amended and
         Seyfarth, Shaw,           Restated Articles of Incorporation.
         Fairweather & Geraldson
         55 East Monroe Street
         Suite 4200
         Chicago, Illinois 60603


Item 31.  Management Services

          Not applicable

Item 32.  Undertakings

          The Investment Company undertakes to furnish each person to whom a prospectus has been delivered with a copy of its latest annual report to Participation Certificate holders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Plan Investment Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 15 to the Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 15 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 22nd day of April, 1998.


                          PLAN INVESTMENT FUND, INC.


                          By:   BURTON X. ROSENBERG
                              -----------------------
                                  Burton X. Rosenberg
                                  Secretary


ATTEST:


     DALE E. PALKA
--------------------------
     Dale E. Palka
  Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     Signature                      Title                   Date
     ---------                      -----                   ----

 *HOWARD F. BEACHAM III    Trustee                       April 21, 1998
------------------------
  Howard F. Beacham III


   *PHILIP A. GOSS         Trustee, President and        April 21, 1998
------------------------   Chief Executive Officer
    Philip A. Goss


    *GENE HOLCOMB          Trustee                       April 21, 1998
------------------------
     Gene Holcomb

  *STEVEN L. HOOKER        Trustee                       April 21, 1998
------------------------
   Steven L. Hooker


    *RONALD F. KING        Executive Trustee             April 21, 1998.
------------------------
     Ronald F. King


   *DAVID M. MURDOCH       Trustee and                   April 21, 1998
------------------------   Treasurer
    David M. Murdoch


  *M. EDWARD SELLERS       Trustee                       April 21, 1998
------------------------
   M. Edward Sellers

    *THOMAS J. WARD        Trustee                       April 21, 1998
------------------------
     Thomas J. Ward


  *SHERMAN M. WOLFF        Trustee                       April 21, 1998
------------------------
   Sherman M. Wolff





* Executed on behalf of the indicated Officers and Trustees by Burton X. Rosenberg, duly appointed attorney-in-fact.


By:  BURTON X. ROSENBERG
   ------------------------------------------
     Burton X. Rosenberg, Attorney-in-fact


                                      S-2